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              SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED
               MANAGEMENT INVESTMENT COMPANIES


      Investment Company Act file number:   811-4000
                                            --------

                    SUMMIT MUTUAL FUNDS, INC.
        (Exact name of registrant as specified in charter)

           1876 Waycross Road, Cincinnati, Ohio 45240
        (Address of principal executive offices)  Zip code)

                      John F. Labmeier, Esq.
            The Union Central Life Insurance Company
                          P.O. Box 40888
                        1876 Waycross Road
                      Cincinnati, Ohio 45240
             (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 595-2600

Date of fiscal year end:           September 30, 2004

Date of reporting period:          March 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS

SUMMIT MUTUAL FUNDS

SEMIANNUAL REPORT

SUMMIT APEX SERIES

NASDAQ-100 INDEX FUND
EVEREST FUND
BOND FUND
SHORT-TERM GOVERNMENT FUND
HIGH YIELD BOND FUND
MONEY MARKET FUND


MARCH 31, 2005


[SUMMIT MUTUAL FUNDS LOGO]

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                          SEMI ANNUAL REPORT - TABLE OF CONTENTS

Message from the President                                                     1
     Fund Expenses                                                             2

Fund Managers' Reports and Financial Statements:
     Nasdaq-100 Index Fund                                                     3
     Everest Fund                                                              9
     Bond Fund                                                                14
     Short-term Government Fund                                               22
     High Yield Bond Fund                                                     27
     Money Market Fund                                                        33

Notes to Financial Statements                                                 38

THE FUND FILES A COMPLETE SCHEDULE OF INVESTMENTS IN SECURITIES WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT www.sec.gov. THE FUND'S FORM N-Q MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF SHAREHOLDERS AND BENEFICIAL OWNERS AND IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS IT IS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS FOR SUMMIT MUTUAL FUNDS, INC.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                      MESSAGE FROM THE PRESIDENT

We are pleased to send you Summit Mutual Funds' 2005 Semiannual Report for the six-month period ended March 31, 2005. We welcome new and thank existing investors that have selected Summit Funds. We strive to help you reach your financial goals.

The last six months continued to be a volatile period for both the U.S. economy and investors. Real gross domestic product grew at a strong 3.8% pace in the last quarter of 2004, and the Congressional Budget Office estimates a similar growth rate to continue throughout 2005. Unemployment rates have continued to drift downward during the period and now stand at 5.2%. Corporate profits continued their upward march, while consumer confidence surged in the fourth quarter of 2004, only to retreat somewhat in 2005. In contrast, energy prices remained high, peaking at $57 per barrel. High energy prices have contributed to a record foreign trade imbalance and a weak dollar, resurfacing inflation fears. These conditions weighed in on the Federal Reserve's decision to continue their systematic rise in interest rates to 2.75% by March 31, 2005.

"...MAINTAIN THE PROPER PERSPECTIVE..."

On the national and world scene, news has been more settling in the last six months. In Iraq, the January elections were accomplished without major violence, demonstrating a strong, albeit nascent, foothold of democracy in that troubled region. Domestically, threats of terrorist attacks have waned, and the Presidential election was settled in a much more normal fashion than in 2000. Consequently, the political class has been able to focus more on economic issues such as social security and tax reform. The outcome and impact of these issues remains to be seen.

Equity markets responded by providing fluctuating returns, soaring in the fourth quarter of 2004 and pulling back sharply so far in 2005. During the entire six-month period, the S&P 500 Index advanced 6.9%, the S&P 400 MidCap Index returned 11.7% and the Russell 2000 Index gained 8.0%. However, in the last three months alone, these same indices were down 2.2%, 0.4% and 5.3%, respectively. In other market sectors, the Nasdaq-100 Index gained 5.2% while, in international arenas, the EAFE Index advanced 15.3%. While all of the six-month returns were positive, uncertainty is never a friend to the markets, and this volatile period may continue for some time until managers get a better sense for how these conditions are resolved.

Fixed income markets also provided positive but small returns. The 10 year Treasury rate ended the period at 4.5%, up 36 basis points from last September, with much of the rise occurring in the last five weeks. The Lehman Aggregate Bond Index return was +0.5% for the entire period, but was down 0.5% in the first quarter of 2005. High yield markets rewarded risk takers with a return of 3.0% in the Merrill Lynch High Yield Master II Index. Money market returns have generally rebounded from record lows as a result of the string of rate increases, but first tier retail money market funds lagged and returned only 0.7% on average for the period.

"...ENSURE THAT YOUR INVESTMENT STRATEGY IS APPROPRIATE FOR YOUR RISK TOLERANCE AND TIME HORIZON."

Our message to you continues - maintain the proper perspective on your goals, have realistic expectations and ensure that your investment strategy is appropriate for your risk tolerance and time horizon. Asset allocation both within and across equity and fixed income sectors and portfolio rebalancing are critical tactics to improve your opportunities to fulfill your investment objectives. Summit Mutual Funds provides a solid foundation for diversified investment planning with choices across equity and fixed-income styles.

RECENT HIGHLIGHTS:

- Summit's Everest Fund has demonstrated strong one, three and five year performance (with average annual returns of +13.3%, 4.4% and 8.4%). This ranks it as a top performer by leading rating agencies.

- Despite the volatility in the fixed-income markets, the Summit Bond Fund returned +0.2%, in line with the return on the Lehman Aggregate Bond Index.

Thank you for choosing Summit Funds and for the trust that you have placed in us.

Best regards,


/s/ Steven R. Sutermeister

Steven R. Sutermeister
President

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
2005 SEMIANNUAL REPORT - FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments*, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2004 through March 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual net expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, net of fee waivers and expense reimbursements, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                               BEGINNING           ENDING        ANNUALIZED    EXPENSES PAID **
                                             ACCOUNT VALUE      ACCOUNT VALUE    NET EXPENSE  OCTOBER 1, 2004 TO
                       FUND               SEPTEMBER 30, 2004   MARCH 31, 2005      RATIO        MARCH 31, 2005
----------------------------------------------------------------------------------------------------------------
              BASED ON ACTUAL RETURN
Nasdaq-100 Index Fund Class I                 $  1,000           $  1,045             0.65%         $  3
Nasdaq-100 Index Fund Class A*                   1,000              1,042             0.90%            5
Everest Fund Class I                             1,000              1,098             0.98%            5
Everest Fund Class A*                            1,000              1,096             1.23%            6
Bond Fund                                        1,000                998             0.73%            4
Short-term Government Fund                       1,000                996             0.73%            4
High Yield Bond Fund                             1,000              1,018             1.20%            6
Money Market Fund                                1,000              1,007             0.45%            2

         BASED ON HYPOTHETICAL RETURN
         (5% return before expenses)
Nasdaq-100 Index Fund Class I                 $  1,000           $  1,021             0.65%         $  3
Nasdaq-100 Index Fund Class A*                   1,000              1,020             0.90%            5
Everest Fund Class I                             1,000              1,020             0.98%            5
Everest Fund Class A*                            1,000              1,018             1.23%            6
Bond Fund                                        1,000              1,021             0.73%            4
Short-term Government Fund                       1,000              1,021             0.73%            4
High Yield Bond Fund                             1,000              1,019             1.20%            6
Money Market Fund                                1,000              1,022             0.45%            2

   * Prior to October 1, 2004, the Class A shares of the Nasdaq-100 Index and Everest Funds' shares were designated as Class F, and were not subject to an initial sales charge.

   **Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                           NASDAQ-100 INDEX FUND

OBJECTIVE - Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index (the "Index").

STRATEGY - The Nasdaq-100 Index Fund (the "Fund") will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Index.

MANAGER'S COMMENTS:

For the six-month period ended March 31, 2005, the Fund's (Class I) total return was 4.83% (after waivers and reimbursements, but before the impact of any product or contract-level fees). This compares to a 5.16% total return for the Index. The difference of 0.33% is referred to as "tracking error" and is largely attributed to the Fund's operating expenses. These expenses represent the Fund's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Fund; brokerage commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Fund's objectives and strategies call for correlation of at least 95% between the Fund's pre-expense total return and that of the Index. The Fund achieved this level of correlation for the period presented.

                                    FUND DATA

     Manager:                          Team Managed
     Inception Date:                   December 29, 1999
     Total Net Assets:                 $17.1 Million
     Number of Equity Holdings:        100
     Median Cap Size:                  $7.3 Billion
     Dividend Yield:                   0.36%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

Summit Nasdaq-100 Index Fund Class I - Average Annual Total Return

        1-YEAR           5-YEAR          SINCE INCEPTION
         2.85%          -20.32%             -16.17%

Summit Nasdaq-100 Index Fund Class A - Average Annual Total Return

        1-YEAR           5-YEAR          SINCE INCEPTION
         2.53%          -20.47%             -16.24%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                               SUMMIT NASDAQ-100      SUMMIT NASDAQ-100
                               INDEX FUND CLASS I     INDEX FUND CLASS A    NASDAQ-100 INDEX
Dec 27, 1999                      $  10,000.00         $  10,000.00           $  10,000.00
Dec 31, 1999                      $  10,310.00         $  10,361.60           $  10,304.00
Jan 31, 2000                      $   9,970.00         $   9,716.49           $   9,921.72
Feb 29, 2000                      $  12,020.00         $  12,070.86           $  11,859.43
Mar 31, 2000                      $  12,310.00         $  12,371.35           $  12,223.52
Apr 30, 2000                      $  10,590.00         $  10,640.74           $  10,487.78
May 31, 2000                      $   9,310.00         $   9,352.51           $   9,239.73
Jun 30, 2000                      $  10,540.00         $  10,586.75           $  10,462.15
Jul 31, 2000                      $  10,070.00         $  10,111.44           $  10,033.20
Aug 31, 2000                      $  11,371.91         $  11,417.78           $  11,335.51
Sep 30, 2000                      $   9,937.89         $   9,965.82           $   9,926.51
Oct 31, 2000                      $   9,115.58         $   9,147.94           $   9,125.44
Nov 30, 2000                      $   6,995.73         $   7,016.95           $   6,969.10
Dec 31, 2000                      $   6,511.77         $   6,529.54           $   6,510.53
Jan 31, 2001                      $   7,166.98         $   7,187.36           $   7,209.76
Feb 28, 2001                      $   5,271.91         $   5,283.69           $   5,306.38
Mar 31, 2001                      $   4,334.46         $   4,341.10           $   4,375.11
Apr 30, 2001                      $   5,100.55         $   5,109.25           $   5,159.13
May 31, 2001                      $   4,949.35         $   4,957.51           $   5,005.91
Jun 30, 2001                      $   5,019.91         $   5,027.37           $   5,090.01
Jul 31, 2001                      $   4,616.70         $   4,621.65           $   4,682.81
Aug 31, 2001                      $   4,021.97         $   4,024.40           $   4,088.09
Sep 30, 2001                      $   3,195.40         $   3,193.59           $   3,250.03
Oct 31, 2001                      $   3,719.57         $   3,718.79           $   3,796.69
Nov 30, 2001                      $   4,344.54         $   4,347.29           $   4,440.23
Dec 31, 2001                      $   4,294.14         $   4,297.25           $   4,387.39
Jan 31, 2002                      $   4,223.58         $   4,226.06           $   4,312.80
Feb 28, 2002                      $   3,697.39         $   3,697.24           $   3,781.90
Mar 31, 2002                      $   3,947.38         $   3,947.62           $   4,042.47
Apr 30, 2002                      $   3,467.57         $   3,464.96           $   3,553.73
May 31, 2002                      $   3,276.04         $   3,273.04           $   3,362.90
Jun 30, 2002                      $   2,846.63         $   2,840.93           $   2,926.06
Jul 31, 2002                      $   2,610.75         $   2,603.49           $   2,677.93
Aug 31, 2002                      $   2,554.31         $   2,546.46           $   2,623.30
Sep 30, 2002                      $   2,253.92         $   2,242.25           $   2,317.42
Oct 31, 2002                      $   2,675.27         $   2,664.79           $   2,754.72
Nov 30, 2002                      $   3,017.99         $   3,010.79           $   3,107.32
Dec 31, 2002                      $   2,659.14         $   2,649.97           $   2,740.66
Jan 31, 2003                      $   2,655.11         $   2,645.37           $   2,737.37
Feb 28, 2003                      $   2,725.67         $   2,716.63           $   2,813.47
Mar 31, 2003                      $   2,745.83         $   2,736.80           $   2,838.51
Apr 30, 2003                      $   2,979.69         $   2,972.99           $   3,082.34
May 31, 2003                      $   3,223.63         $   3,218.99           $   3,338.79
Jun 30, 2003                      $   3,231.69         $   3,227.68           $   3,349.47
Jul 31, 2003                      $   3,431.28         $   3,428.01           $   3,559.48
Aug 31, 2003                      $   3,600.62         $   3,597.89           $   3,739.24
Sep 30, 2003                      $   3,497.81         $   3,494.90           $   3,634.91
Oct 31, 2003                      $   3,800.21         $   3,798.34           $   3,951.51
Nov 30, 2003                      $   3,818.35         $   3,816.25           $   3,974.43
Dec 31, 2003                      $   3,931.25         $   3,928.35           $   4,096.84
Jan 31, 2004                      $   3,995.77         $   3,993.60           $   4,167.31
Feb 29, 2004                      $   3,933.27         $   3,930.27           $   4,105.22
Mar 31, 2004                      $   3,844.56         $   3,839.79           $   4,016.13
Apr 30, 2004                      $   3,743.76         $   3,736.83           $   3,913.32
May 31, 2004                      $   3,917.14         $   3,909.78           $   4,095.68
Jun 30, 2004                      $   4,048.18         $   4,040.52           $   4,236.57
Jul 31, 2004                      $   3,737.71         $   3,728.39           $   3,912.48
Aug 31, 2004                      $   3,655.06         $   3,643.75           $   3,826.40
Sep 30, 2004                      $   3,771.99         $   3,760.14           $   3,949.61
Oct 31, 2004                      $   3,965.52         $   3,954.21           $   4,156.97
Nov 30, 2004                      $   4,193.34         $   4,178.61           $   4,396.41
Dec 31, 2004                      $   4,324.71         $   4,310.27           $   4,537.09
Jan 31, 2005                      $   4,053.40         $   4,038.47           $   4,253.52
Feb 28, 2005                      $   4,031.13         $   4,016.16           $   4,233.11
Mar 31, 2005                      $   3,954.19         $   3,937.05           $   4,153.52

                             TOP 10 EQUITY HOLDINGS

                                           (% OF NET ASSETS)
                                           -----------------
     Microsoft Corporation                       6.95%
     QUALCOMM Inc.                               5.59%
     Intel Corporation                           3.89%
     Apple Computer, Inc.                        3.65%
     Cisco Systems, Inc.                         3.17%
     Nextel Communications, Inc.                 3.04%
     eBay Inc.                                   2.87%
     Dell Inc.                                   2.67%
     Amgen Inc.                                  2.63%
     Comcast Corp.                               2.47%

[CHART]

                               SECTOR ALLOCATIONS

Communications                 28.5%
Consumer Cyclical              10.5%
Consumer Non-Cyclical          14.1%
Industrial                      2.5%
Technology                     39.2%
Short-Term, Futures & Other     5.2%

     "Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL HIGHLIGHTS                                       NASDAQ-100 INDEX FUND

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                       CLASS I
                                              -------------------------------------------------------------
                                              FOR THE SIX MONTHS
                                               ENDED MARCH 31,
                                                 (UNAUDITED)               YEAR ENDED SEPTEMBER 30,
                                               -------------------------------------------------------------
                                                    2005            2004       2003       2002       2001
                                                ------------------------------------------------------------
Net asset value, beginning of period              $    18.71       $ 17.35    $ 11.18    $ 15.85    $ 49.55
                                                  ----------       -------    -------    -------    -------
Investment Activities:
   Net investment income / (loss)                       0.17         (0.07)     (0.04)     (0.03)      0.05
   Net realized and unrealized gains / (losses)         0.74          1.43       6.21      (4.64)    (33.55)
                                                  ----------       -------    -------    -------    -------
Total from Investment Activities                        0.91          1.36       6.17      (4.67)    (33.50)
                                                  ----------       -------    -------    -------    -------
DISTRIBUTIONS:
Net investment income                                  (0.09)           --         --         --      (0.15)
Return of capital                                         --            --         --         --      (0.05)
                                                  ----------      --------    -------    -------    -------
Total Distributions                                    (0.09)           --         --         --      (0.20)
                                                  ----------       -------    -------    -------    -------
Net asset value, end of period                    $    19.53       $ 18.71    $ 17.35    $ 11.18    $ 15.85
                                                  ==========       =======    =======    =======    =======
Total return                                            4.83%         7.84%     55.19%    -29.46%    -67.85%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net(2)        0.65%(3)      0.65%      0.65%      0.65%      0.65%
Ratio of expenses to average net assets - gross         1.11%(3)      1.13%      1.38%      1.35%      1.14%
Ratio of net investment income / (loss) to
   average net assets                                   1.64%(3)     -0.33%     -0.33%     -0.17%      0.10%
Portfolio turnover rate                                14.12%(3)      4.92%      7.68%      1.94%     13.94%
Net assets, end of period (000's)                 $   16,910       $16,874    $15,847    $ 6,426    $ 7,406

                                                          CLASS I
                                                    --------------------
                                                        PERIOD FROM
                                                    DECEMBER 29, 1999(1)
                                                      TO SEPTEMBER 30,
                                                    --------------------
                                                            2000
                                                    --------------------
Net asset value, beginning of period                $              50.00
                                                    --------------------
Investment Activities:
   Net investment income / (loss)                                   0.25
   Net realized and unrealized gains / (losses)                    (0.55)
                                                    --------------------
Total from Investment Activities                                   (0.30)
                                                    --------------------
DISTRIBUTIONS:
Net investment income                                              (0.15)
Return of capital                                                     --
                                                    --------------------
Total Distributions                                                (0.15)
                                                    --------------------
Net asset value, end of period                      $              49.55
                                                    ====================
Total return                                                       -0.62%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)                   0.61%(3)
Ratio of expenses to average net assets - gross                     1.14%(3)
Ratio of net investment income / (loss) to
   average net assets                                               1.09%(3)
Portfolio turnover rate                                           113.32%(3)
Net assets, end of period (000's)                   $             13,093

                                                                                CLASS A
                                                ---------------------------------------------------------------
                                                FOR THE SIX MONTHS                              PERIOD FROM
                                                  ENDED MARCH 31,                               JULY 1, 2002(1)
                                                   (UNAUDITED)      YEAR ENDED SEPTEMBER 30,    TO SEPTEMBER 30,
                                                 ---------------------------------------------------------------
                                                     2005             2004        2003            2002
                                                 ---------------------------------------------------------------
Net asset value, beginning of period                $    18.60       $  17.30    $  11.17       $    13.41
                                                    ----------       --------    --------       ----------
Investment Activities:
   Net investment income / (loss)                         0.11          (0.08)      (0.08)           (0.02)
   Net realized and unrealized gains / (losses)           0.77           1.38        6.21            (2.22)
                                                    ----------       --------    --------       ----------
Total from Investment Activities                          0.88           1.30        6.13            (2.24)
                                                    ----------       --------    --------       ----------
DISTRIBUTIONS:
Net investment income                                    (0.07)            --          --               --
                                                    ----------       --------    --------       ----------
Total Distributions                                      (0.07)            --          --               --
                                                    ----------       --------    --------       ----------
Net asset value, end of period                      $    19.41       $  18.60    $  17.30       $    11.17
                                                    ==========       ========    ========       ==========
Total return                                              4.70%          7.51%      54.88%          -16.70%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)         0.90%(3)       0.90%       0.89%            0.90%(3)
Ratio of expenses to average net assets - gross           1.36%(3)       1.39%       1.52%            2.01%(3)
Ratio of net investment income / (loss) to
   average net assets                                     1.19%(3)      -0.59%      -0.63%           -0.49%(3)
Portfolio turnover rate                                  14.12%(3)       4.92%       7.68%            1.94%
Net assets, end of period (000's)                   $      215       $    153    $     99       $        4

(1)  COMMENCEMENT OF OPERATIONS.

(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(3)  ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
NASDAQ-100 INDEX FUND                                    SCHEDULE OF INVESTMENTS

MARCH 31, 2005 (UNAUDITED)

                                                           SHARES         VALUE
                                                     --------------------------
COMMON STOCKS - 95.41%
BASIC MATERIALS - 0.61%
  Sigma-Aldrich Corporation                                   874  $     53,532
  Smurfit-Stone Container Corporation*                      3,280        50,742
                                                                   ------------
                                                                        104,274
                                                                   ------------
COMMUNICATIONS - 28.47%
  Amazon.com, Inc.*                                         3,568       122,275
  Check Point Software Technologies Ltd.*                   3,351        72,851
  Cisco Systems, Inc.*                                     30,368       543,284
  Comcast Corporation*                                     12,532       423,331
  Comverse Technology, Inc.*                                2,702        68,144
  eBay Inc.*                                               13,190       491,459
  EchoStar Communications Corporation                       2,938        85,937
  IAC/InterActiveCorp*                                      9,445       210,340
  JDS Uniphase Corporation*                                21,593        36,060
  Juniper Networks, Inc.*                                   4,651       102,601
  Lamar Advertising Company*                                1,121        45,165
  Level 3 Communications, Inc.*                             8,946        18,429
  Liberty Media International, Inc.*                        2,328       101,827
  LM Ericsson Telephone Company*                            2,294        64,691
  MCI, Inc.                                                 5,070       126,344
  Nextel Communications, Inc.*                             18,343       521,308
  NTL Incorporated*                                         1,259        80,161
  QUALCOMM Incorporated                                    26,108       956,858
  Sirius Satellite Radio Inc.*                             18,039       101,379
  Symantec Corporation*                                     9,686       206,602
  Tellabs, Inc.*                                            3,132        22,864
  VeriSign, Inc.*                                           3,162        90,749
  XM Satellite Radio Holdings Inc.*                         2,780        87,570
  Yahoo! Inc.*                                              8,703       295,032
                                                                   ------------
                                                                      4,875,261
                                                                   ------------
CONSUMER CYCLICAL - 10.51%
  Bed Bath & Beyond Inc.*                                   5,332       194,831
  CDW Corporation                                           1,139        64,559
  Cintas Corporation                                        2,714       112,115
  Costco Wholesale Corporation                              3,255       143,806
  Dollar Tree Stores, Inc.*                                 1,432        41,141
  Fastenal Company                                            956        52,876
  PACCAR Inc.                                               2,565       185,680
  PETsMART, Inc.                                            1,904        54,740
  Ross Stores, Inc.                                         1,913        55,745
  Sears Holdings Corporation*                               2,134       284,185
  Staples, Inc.                                             4,406       138,481
  Starbucks Corporation*                                    7,276       375,878
  Wynn Resorts, Limited*                                    1,409        95,446
                                                                   ------------
                                                                      1,799,483
                                                                   ------------
CONSUMER NON-CYCLICAL - 14.16%
  Amgen Inc.*                                               7,727       449,789
  Apollo Group, Inc.*                                       2,468       182,780
  Biogen Idec Inc*                                          4,774       164,751
  Biomet, Inc.                                              4,490       162,987
  Career Education Corporation*                             1,374        47,073
  Chiron Corporation*                                       3,441       120,641
  DENTSPLY International Inc.                               1,021  $     55,553
  Express Scripts, Inc.*                                      893        77,861
  Genzyme General*                                          4,016       229,876
  Gilead Sciences, Inc.*                                    5,616       201,053
  Invitrogen Corporation*                                     636        44,011
  Lincare Holdings Inc.*                                    1,276        56,437
  MedImmune, Inc.*                                          3,505        83,454
  Millennium Pharmaceuticals, Inc.*                         4,418        37,200
  Patterson Companies Inc.*                                 1,734        86,613
  Paychex, Inc.                                             4,726       155,107
  Teva Pharmaceutical Industries Limited                    6,061       187,891
  Whole Foods Market, Inc.                                    807        82,419
                                                                   ------------
                                                                      2,425,496
                                                                   ------------
INDUSTRIAL - 2.49%
  American Power Conversion Corporation                     2,533        66,137
  C.H. Robinson Worldwide, Inc.                             1,111        57,250
  Expeditors International of Washington, Inc.              1,379        73,845
  Flextronics International Ltd.*                           7,999        96,308
  Garmin Ltd.                                               1,321        61,188
  Molex Incorporated                                        1,302        34,321
  Sanmina-SCI Corporation*                                  7,326        38,242
                                                                   ------------
                                                                        427,291
                                                                   ------------
TECHNOLOGY - 39.17%
  Adobe Systems Incorporated                                3,151       211,653
  Altera Corporation*                                       6,899       136,462
  Apple Computer, Inc.*                                    14,992       624,717
  Applied Materials, Inc.*                                 11,352       184,470
  ATI Technologies Inc.*                                    3,230        55,750
  Autodesk, Inc.                                            3,175        94,488
  BEA Systems, Inc.*                                        4,943        39,396
  Broadcom Corporation*                                     3,248        97,180
  Citrix Systems, Inc.*                                     2,651        63,147
  Cognizant Technology Solutions Corporation*               1,707        78,863
  Dell Inc.*                                               11,898       457,121
  Electronic Arts Inc.*                                     4,056       210,020
  Fiserv, Inc.*                                             3,223       128,275
  Intel Corporation                                        28,676       666,143
  Intersil Corporation                                      2,003        34,692
  Intuit Inc.*                                              3,105       135,906
  KLA-Tencor Corporation*                                   3,119       143,505
  Lam Research Corporation*                                 1,853        53,478
  Linear Technology Corporation                             5,407       207,142
  Marvell Technology Group, Ltd.*                           3,394       130,126
  Maxim Integrated Products, Inc.                           6,005       245,424
  Mercury Interactive Corporation*                          1,184        56,098
  Microchip Technology Incorporated                         2,261        58,809
  Microsoft Corporation                                    49,240     1,190,131
  Network Appliance, Inc.*                                  4,941       136,668
  Novellus Systems, Inc.*                                   1,878        50,199
  Oracle Corporation*                                      28,653       357,589
  Pixar*                                                      766        74,723
  QLogic Corporation*                                       1,243        50,342
  Research in Motion Limited*                               2,473       188,987
  SanDisk Corporation*                                      1,969        54,738
  Siebel Systems, Inc.*                                     7,839        71,570
  Sun Microsystems, Inc.*                                  19,307        78,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                           SHARES         VALUE
                                                     --------------------------
TECHNOLOGY - 39.17% (CONTINUED)
  Synopsys, Inc.*                                           1,791  $     32,416
  VERITAS Software Corporation*                             5,680       131,890
  Xilinx, Inc.                                              6,087       177,923
                                                                   ------------
                                                                      6,708,041
                                                                   ------------
    Total Common Stocks
       (cost $16,635,736)                                            16,339,846
                                                                   ------------

UNIT INVESTMENT TRUST - 0.18%
  Nasdaq 100 Shares*                                          818        29,898
                                                                   ------------
    Total Unit Investment Trust
       (cost $18,034)                                                    29,898
                                                                   ------------

SHORT-TERM INVESTMENTS(3) - 4.47%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 2.73%                                              467,847       467,847
                                                                   ------------

                                                        PRINCIPAL         VALUE
                                                     --------------------------
U.S. TREASURY BILL - 1.74%
(2.520% due 06/16/05)                                $    300,000  $    298,292
                                                                   ------------
  Total Short-Term Investments
     (cost $766,118)                                                    766,139
                                                                   ------------
TOTAL INVESTMENTS - 100.06%
   (cost $17,419,888)(1)                                             17,135,883
                                                                   ------------
NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(2) - 6.30%                                                  1,079,344
                                                                   ------------
OTHER ASSETS AND LIABILITIES - (6.36%)                               (1,089,863)
                                                                   ------------
TOTAL NET ASSETS - 100.00%                                         $ 17,125,364
                                                                   ============

*    Non-income producing

(1) For federal income tax purposes, cost is $17,580,537 and gross unrealized appreciation and depreciation of securities as of March 31, 2005 was $3,473,475 and ($3,918,129), respectively, with a net appreciation / depreciation of ($444,654).

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $1,335,462, $1,079,344, and $292,811, respectively.

(3) Securities and other assets with an aggregate value of $745,500 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of March 31, 2005:

                                              UNREALIZED
                                            APPRECIATION/
TYPE                           CONTRACTS    (DEPRECIATION)
----------------------------------------------------------
Nasdaq-100 Index (06/05)          5         $      (14,640)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
NASDAQ-100 INDEX FUND                                       FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005 (UNAUDITED)

ASSETS
   Investments in securities, at value                                  $     17,135,883
   Collateral for securities loaned, at fair value                             1,079,344
   Receivables:
      Shares sold                                                                    239
      Interest and dividends                                                       2,486
   Receivable from Adviser                                                         2,734
   Prepaid expenses and other                                                     10,774
                                                                        ----------------
                                                                              18,231,460
                                                                        ----------------
LIABILITIES
   Payables:
      Payable upon return of securities loaned                                 1,079,344
      12b-1 fees                                                                      48
      Directors' fees                                                                867
      Custodian fees                                                               2,525
      Fund accounting fees                                                         6,465
      Professional fees                                                            8,102
      Variation margin                                                             4,000
      Other accrued expenses                                                       4,745
                                                                        ----------------
                                                                               1,106,096
                                                                        ----------------
NET ASSETS*
   Paid-in capital                                                            27,523,146
   Accumulated undistributed net
      investment income                                                           65,839
   Accumulated net realized gain / (loss)
      on investments and futures contracts                                   (10,164,976)
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts                                      (298,645)
                                                                        ----------------
                                                                        $     17,125,364
                                                                        ================
 Investments at cost                                                    $     17,419,888

 Shares authorized per class ($.10 par value)                                 20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                   SHARES
SHARE CLASS      NET ASSETS/     OUTSTANDING
 Class I        $ 16,910,166       865,979       $     19.53
 Class A        $    215,198        11,086       $     19.41

*FEDERAL TAX DATA AS OF SEPTEMBER 30, 2004

   CAPITAL LOSS CARRYFORWARD             POST-OCTOBER CAPITAL
     EXPIRING SEPTEMBER 30:                LOSSES DEFERRED:
-------------------------------------------------------------------
                                                      SEPTEMBER 30,
       2009            2010               2012            2004
  -------------    -------------     -------------    -------------
  $  (3,158,439)   $  (2,454,653)    $  (1,364,110)    $   974,189

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

INVESTMENT INCOME
   Interest                                                             $          6,564
   Dividends                                                                     196,593
   Foreign dividend taxes withheld                                                  (136)
   Other income                                                                    2,121
                                                                        ----------------
                                                                                 205,142
                                                                        ----------------
EXPENSES
   Advisory fees                                                                  31,337
   Administration expenses                                                         8,954
   Custodian fees and expenses                                                     4,890
   Fund accounting fees                                                           19,438
   Professional fees                                                              10,013
   Directors' fees                                                                 1,229
   Transfer agent fees                                                            13,222
   Royalty fee                                                                     2,493
   12b-1 fees                                                                        240
   Registration expense                                                            5,701
   Other expenses                                                                  2,308
                                                                        ----------------
                                                                                  99,825
   Reimbursements and waivers                                                    (41,387)
                                                                        ----------------
                                                                                  58,438
                                                                        ----------------
NET INVESTMENT INCOME / (LOSS)                                                   146,704
                                                                        ----------------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                                             (2,099,474)
   Net realized gain / (loss) on
      futures contracts                                                           45,165
                                                                        ----------------
                                                                              (2,054,309)
                                                                        ----------------

   Net change in unrealized appreciation /
      (depreciation) on investments                                            2,781,553
                                                                        ----------------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                                 727,244
                                                                        ----------------
NET INCREASE / (DECREASE)
  IN NET ASSETS FROM OPERATIONS                                         $        873,948
                                                                        ================

TRANSACTIONS WITH AFFILIATES:

     PERCENT OF CURRENT NET ASSET VALUE
-------------------------------------------
                ADMINISTRATION      EXPENSE
 ADVISORY FEE         FEE           LIMIT(1)     WAIVER       REIMBURSEMENT
---------------------------------------------------------------------------
     0.35%           0.10%            0.30%      $   --        $    41,387

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE SIX MONTHS
                                                                        ENDED MARCH 31,    YEAR ENDED
                                                                          (UNAUDITED)     SEPTEMBER 30,
                                                                         ------------------------------
                                                                             2005        2004
                                                                           ----------------------------
OPERATIONS
   Net investment income / (loss)                                          $   146,704    $   (60,370)
   Net realized gain / (loss) on investments and futures                    (2,054,309)      (701,453)
   Net change in unrealized appreciation / (depreciation) on investments
      and futures contracts                                                  2,781,553      1,965,986
                                                                           -----------    -----------
                                                                               873,948      1,204,163
                                                                           -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS*
Class I
   Net investment income                                                       (80,211)            --
Class A
   Net investment income                                                          (654)            --
                                                                           -----------    -----------
                                                                               (80,865)            --
                                                                           -----------    -----------
FUND SHARE TRANSACTIONS
Class I
   Proceeds from shares sold                                                 2,356,281      6,744,486
   Reinvestment of distributions                                                80,006             --
   Payments for shares redeemed                                             (3,188,508)     6,917,021)
                                                                           -----------    -----------
                                                                              (752,221)      (172,535)
                                                                           -----------    -----------
Class A
   Proceeds from shares sold                                                    56,700        140,770
   Reinvestment of distributions                                                   654             --
   Payments for shares redeemed                                                     (8)       (91,737)
                                                                           -----------    -----------
                                                                                57,346         49,033
                                                                           -----------    -----------
NET INCREASE / (DECREASE) IN NET ASSETS                                         98,208      1,080,661
NET ASSETS
   Beginning of period                                                      17,027,156     15,946,495
                                                                           -----------    -----------
   End of period                                                           $17,125,364    $17,027,156
                                                                           ===========    ===========
ACCUMULATED UNDISTRIBUTED / (DISTRIBUTIONS IN EXCESS OF)
      NET INVESTMENT INCOME                                                $    65,839    $        --
                                                                           ===========    ===========
FUND SHARE TRANSACTIONS
Class I
   Sold                                                                        118,323        352,416
   Reinvestment of distributions                                                 3,813             --
   Redeemed                                                                   (158,108)      (363,681)
                                                                           -----------    -----------
      Net increase / (decrease) from fund share transactions                   (35,972)       (11,265)
                                                                           ===========    ===========
Class A
   Sold                                                                          2,806          7,358
   Reinvestment of distributions                                                    31             --
   Redeemed                                                                         --         (4,849)
                                                                           -----------    -----------
      Net increase / (decrease) from fund share transactions                     2,837          2,509
                                                                           ===========    ===========
TOTAL COST OF PURCHASES OF:
   Common Stocks                                                           $ 1,208,625    $ 4,263,743
                                                                           -----------    -----------
                                                                           $ 1,208,625    $ 4,263,743
                                                                           ===========    ===========
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                                           $ 2,297,831    $   809,048
                                                                           - ---------    -----------
                                                                           $ 2,297,831    $   809,048
                                                                           ===========    ===========
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                                         $    80,865    $        --
                                                                           -----------    -----------
                                                                           $    80,865    $        --
                                                                           ===========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                                    EVEREST FUND

OBJECTIVE - Seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

STRATEGY - The Everest Fund (the "Fund") seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporarily out-of-favor status (a "value" investment style).

MANAGER'S COMMENTS:

The Fund's (Class I) performance for the six-month period ended March 31, 2005 was 10.35% (before the impact of any product or contract-level fees) versus 10.48% for the Russell 1000 Value Index (Russell 1000) and 6.88% for the Standard and Poors' 500 Composite Stock Index (S&P 500). The six month returns blended a strong final quarter of 2004 with a much weaker first quarter of 2005. After the presidential election, investor optimism pushed the markets up in the closing quarter of 2004 with the Russell 1000 surging 10.38%, the S&P 500 up 9.23%, and the Fund showing a 9.73% return. During the first quarter of the New Year, investors realized that the economy faced several challenges, and the Russell 1000 reflected this sentiment with a flat +0.01% performance, the S&P 500 retreated 2.15%, and Fund eked out a 0.57% return.

The Federal Reserve has consistently voiced their intentions to raise the federal funds rate until growth is more subdued and inflation is under control. Rates were raised a quarter percent four times in the period as the economy continued to grow in excess of 3%. Housing has remained strong so far but may yet succumb to the Fed's strategy. Crude oil prices have moved from near $40 per barrel to the mid $50's during the period. Higher energy prices tend to dampen consumer spending and push up inflation. These two compelling forces clearly are driving the economy and the stock market as they fluctuate.

The transportation sector was a solid performer for the Fund as a result of good stock selection. Portfolio exposure to this sector concentrated in railroads, avoiding the troubled automobile stocks. Railroads benefit from a high barrier to entry, and the stocks soared with booming demand for their services. Within the consumer discretionary group, media stocks also boosted performance. We like the media sub-sector because companies continue to advertise even as consumer spending weakens. Some media companies in the group are experiencing turmoil at the top executive ranks, which will likely result in some action intended to increase shareholder value. While high energy prices continue to put a on drag the economy, they had a favorable impact on the portfolio as significant exposure to energy stocks benefited from robust commodity prices.

Pharmaceutical companies continue to be a drag on performance. The drug makers are struggling with the FDA over product safety issues, and high drug prices remain in the headlines. The stocks have recently hit historically low valuations and, therefore, remain attractive for inclusion in the portfolio. Exposure to telecommunications stocks hurt the performance of the utilities group relative to the benchmark. These stocks traded down on investor nervousness over capital improvements spending and acquisitions. Generous dividend yields and low valuations continue to drive our interest in these companies. In the basic materials sector, stocks in aluminum underperformed their peers.

The Fund continues to focus on companies with strong balance sheets that are able to raise dividends and buyback stock to counter a rising rate environment.

                                    FUND DATA

     Manager:                          James McGlynn
     Inception Date:                   December 29, 1999
     Total Net Assets:                 $63.0 Million
     Number of Equity Holdings:        57
     Median Cap Size:                  $46.7 Billion
     Average Price-to-earnings Ratio:  18.00x
     Average Price-to-book Ratio:      2.20x
     Dividend Yield:                   2.39%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

Summit Everest Fund Class I - Average Annual Total Return

        1-YEAR           5-YEAR          SINCE INCEPTION
        13.26%            8.41%               7.69%

Summit Everest Fund Class A - Average Annual Total Return

        1-YEAR           5-YEAR          SINCE INCEPTION
         6.52%            6.85%               6.22%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

               SUMMIT EVEREST FUND CLASS I     SUMMIT EVEREST FUND CLASS A     RUSSELL 1000 VALUE INDEX
Dec 28, 1999          $    10,000.00                 $    10,000.00                 $    10,000.00
Dec 31, 1999          $    10,040.00                 $    10,019.93                 $    10,109.00
Jan 31, 2000          $     9,450.00                 $     9,449.14                 $     9,779.24
Feb 29, 2000          $     8,760.00                 $     8,758.21                 $     9,052.65
Mar 31, 2000          $     9,860.00                 $     9,859.86                 $    10,157.16
Apr 30, 2000          $     9,670.00                 $     9,667.84                 $    10,038.93
May 31, 2000          $    10,040.00                 $    10,035.71                 $    10,144.74
Jun 30, 2000          $     9,780.00                 $     9,773.11                 $     9,681.13
Jul 31, 2000          $     9,720.00                 $     9,710.75                 $     9,802.33
Aug 31, 2000          $    10,230.36                 $    10,217.76                 $    10,347.74
Sep 30, 2000          $    10,320.89                 $    10,305.86                 $    10,442.52
Oct 31, 2000          $    10,723.26                 $    10,706.12                 $    10,698.99
Nov 30, 2000          $    10,642.75                 $    10,622.90                 $    10,301.84
Dec 31, 2000          $    11,284.63                 $    11,262.25                 $    10,817.97
Jan 31, 2001          $    11,730.34                 $    11,705.63                 $    10,859.61
Feb 28, 2001          $    11,537.88                 $    11,510.59                 $    10,557.61
Mar 31, 2001          $    11,203.00                 $    11,173.18                 $    10,184.92
Apr 30, 2001          $    11,913.34                 $    11,880.99                 $    10,683.99
May 31, 2001          $    12,296.84                 $    12,258.51                 $    10,924.38
Jun 30, 2001          $    12,162.28                 $    12,122.21                 $    10,681.85
Jul 31, 2001          $    12,338.24                 $    12,295.64                 $    10,659.42
Aug 31, 2001          $    11,841.40                 $    11,797.18                 $    10,231.98
Sep 30, 2001          $    11,251.40                 $    11,204.93                 $     9,511.65
Oct 31, 2001          $    11,458.42                 $    11,409.29                 $     9,429.85
Nov 30, 2001          $    12,069.12                 $    12,017.26                 $     9,977.72
Dec 31, 2001          $    12,464.37                 $    12,395.09                 $    10,213.20
Jan 31, 2002          $    12,375.41                 $    12,305.25                 $    10,134.56
Feb 28, 2002          $    12,526.63                 $    12,453.85                 $    10,150.77
Mar 31, 2002          $    12,958.05                 $    12,882.42                 $    10,630.90
Apr 30, 2002          $    12,348.73                 $    12,271.83                 $    10,266.26
May 31, 2002          $    12,275.34                 $    12,195.22                 $    10,317.59
Jun 30, 2002          $    11,270.19                 $    11,187.60                 $     9,725.36
Jul 31, 2002          $     9,947.03                 $     9,861.41                 $     8,820.90
Aug 31, 2002          $    10,098.25                 $    10,010.09                 $     8,887.06
Sep 30, 2002          $     8,861.82                 $     8,773.30                 $     7,898.82
Oct 31, 2002          $     9,346.61                 $     9,253.34                 $     8,484.12
Nov 30, 2002          $    10,229.45                 $    10,131.99                 $     9,018.62
Dec 31, 2002          $     9,496.92                 $     9,395.87                 $     8,627.21
Jan 31, 2003          $     9,261.31                 $     9,157.33                 $     8,418.44
Feb 28, 2003          $     9,132.18                 $     9,155.57                 $     8,193.66
Mar 31, 2003          $     9,200.14                 $     9,091.60                 $     8,207.59
Apr 30, 2003          $    10,122.20                 $    10,009.08                 $     8,929.86
May 31, 2003          $    10,801.84                 $    10,684.23                 $     9,506.73
Jun 30, 2003          $    11,135.70                 $    11,015.74                 $     9,625.56
Jul 31, 2003          $    11,217.33                 $    11,095.18                 $     9,768.99
Aug 31, 2003          $    11,332.98                 $    11,207.82                 $     9,921.38
Sep 30, 2003          $    11,310.30                 $    11,182.51                 $     9,824.15
Oct 31, 2003          $    11,874.91                 $    11,743.93                 $    10,425.39
Nov 30, 2003          $    12,029.10                 $    11,896.74                 $    10,567.18
Dec 31, 2003          $    12,812.47                 $    12,675.39                 $    11,218.11
Jan 31, 2004          $    13,141.47                 $    13,002.72                 $    11,415.55
Feb 29, 2004          $    13,268.00                 $    13,127.93                 $    11,659.84
Mar 31, 2004          $    13,035.64                 $    12,892.71                 $    11,557.24
Apr 30, 2004          $    12,943.61                 $    12,797.33                 $    11,275.24
May 31, 2004          $    12,987.32                 $    12,838.71                 $    11,390.25
Jun 30, 2004          $    13,399.14                 $    13,247.36                 $    11,659.06
Jul 31, 2004          $    13,077.05                 $    12,923.24                 $    11,494.67
Aug 31, 2004          $    13,238.10                 $    13,081.23                 $    11,657.89
Sep 30, 2004          $    13,378.44                 $    13,220.52                 $    11,838.59
Oct 31, 2004          $    13,638.41                 $    13,474.14                 $    12,035.11
Nov 30, 2004          $    14,190.58                 $    14,017.71                 $    12,644.08
Dec 31, 2004          $    14,679.53                 $    14,497.56                 $    13,067.66
Jan 31, 2005          $    14,364.99                 $    14,182.98                 $    12,835.06
Feb 28, 2005          $    14,855.38                 $    14,664.68                 $    13,259.90
Mar 31, 2005          $    14,763.74                 $    14,571.29                 $    13,078.24

                             TOP 10 EQUITY HOLDINGS

                                           (% OF NET ASSETS)
                                           -----------------
     Alliance Capital Holdings                   2.61%
     Unilever                                    2.61%
     Viacom Inc.                                 2.57%
     Time Warner Inc.                            2.52%
     Sony Corp.                                  2.51%
     Equity Residential Properties Trust         2.49%
     Coca Cola Co.                               2.36%
     St. Paul Travelers Companies                2.31%
     J.P. Morgan Chase & Co.                     2.27%
     Citigroup Inc.                              2.24%

[CHART]

                               SECTOR ALLOCATIONS

Consumer Discretionary     11.6%
Consumer Non-Cyclical       7.0%
Energy                     12.4%
Financials                 27.3%
Healthcare                  6.3%
Industrials                 5.1%
Materials                   4.7%
Technology                 10.3%
Transportation              3.9%
Utilities                   7.5%
Short-Term & Other          3.9%

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL HIGHLIGHTS                                                EVEREST FUND

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                      CLASS I
                                -----------------------------------------------------------------------------
                              FOR THE SIX MONTHS                                             PERIOD FROM
                                ENDED MARCH 31,                                          DECEMBER 29, 1999(1)
                                 (UNAUDITED)            YEAR ENDED SEPTEMBER 30,          TO SEPTEMBER 30,
                              -------------------------------------------------------------------------------
                                    2005           2004      2003      2002      2001        2000
                              -------------------------------------------------------------------------------
Net asset value, beginning
  of period                         $ 58.15        $ 49.88   $ 39.85   $ 54.35   $ 51.30     $ 50.00
                                    -------        -------   -------   -------   -------    -------
Investment Activities:
  Net investment income /
    (loss)                             0.49           0.80      0.74      0.74      0.95        0.40
  Net realized and
    unrealized gains /
    (losses)                           5.43           8.27     10.13    (11.12)     3.80        1.20
                                    -------        -------   -------   -------   -------     -------
Total from Investment
  Activities                           5.92           9.07     10.87    (10.38)      4.75        1.60
                                    -------        -------   -------   -------   -------     -------
DISTRIBUTIONS:
Net investment income                 (0.79)         (0.80)    (0.80)    (0.53)    (0.70)      (0.30)
Net realized gains                    (3.67)            --     (0.04)    (3.59)    (1.00)         --
                                    -------        -------   -------   -------   -------     -------
Total Distributions                   (4.46)         (0.80)    (0.84)    (4.12)    (1.70)      (0.30)
                                    -------        -------   -------   -------   -------     -------
Net asset value, end of
  period                            $ 59.61        $ 58.15   $ 49.88   $ 39.85   $ 54.35     $ 51.30
                                    =======        =======   =======   =======   =======     =======
Total return                          10.35%         18.29%    27.63%   -21.24%     9.01%       3.21%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to
  average net assets - net (2)         0.98%(3)       0.97%     0.98%     0.96%     0.78%       0.81%(3)
Ratio of expenses to
  average net assets - gross           0.98%(3)       0.97%     0.98%     0.96%     0.80%       0.85%(3)
Ratio of net investment
  income / (loss) to average
  net assets                           1.64%(3)       1.46%     1.64%     1.33%     1.67%       1.51%(3)
Portfolio turnover rate               61.57%(3)      73.43%    58.23%    66.74%   105.91%     138.39%(3)
Net assets, end of period (000's)   $62,982        $61,042   $48,821   $42,194   $57,497     $49,440

                                                               CLASS A
                                 -----------------------------------------------------------------
                                 FOR THE SIX MONTHS                                 PERIOD FROM
                                   ENDED MARCH 31,                                 JULY 1, 2002(1)
                                    (UNAUDITED)       YEAR ENDED SEPTEMBER 30,    TO SEPTEMBER 30,
                                 -----------------------------------------------------------------
                                       2005              2004           2003           2002
                                 -----------------------------------------------------------------
Net asset value, beginning
  of period                         $    58.62        $    50.34     $    39.84     $    49.73
                                    ----------        ----------     ----------     ----------
Investment Activities:
  Net investment income / (loss)          1.18              0.66           0.61           0.15
  Net realized and unrealized
    gains / (losses)                      4.69              8.35          10.22         (10.04)
                                    ----------        ----------     ----------     ----------
Total from Investment Activities          5.87              9.01          10.83          (9.89)
                                    ----------        ----------     ----------     ----------
DISTRIBUTIONS:
Net investment income                    (1.53)            (0.73)         (0.29)            --
Net realized gains                       (3.67)               --          (0.04)            --
                                    ----------        ----------     ----------     ----------
Total Distributions                      (5.20)            (0.73)         (0.33)            --
                                    ----------        ----------     ----------     ----------
Net asset value, end of period      $    59.29        $    58.62     $    50.34     $    39.84
                                    ==========        ==========     ==========     ==========
Total return                             10.21%            17.99%         27.32%        -19.89%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net
  assets - net (2)                        1.23%(3)          1.22%          1.23%          1.24%(3)
Ratio of expenses to average net
  assets - gross                          1.23%(3)          1.22%          1.23%          1.24%(3)
Ratio of net investment income /
  (loss) to average net assets            1.14%(3)          1.17%          1.39%          1.37%(3)
Portfolio turnover rate                  61.57%(3)         73.43%         58.23%         66.74%
Net assets, end of period (000's)   $       26        $       16     $        5     $        4

(1)  COMMENCEMENT OF OPERATIONS.
(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.
(3)  ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
EVEREST FUND                                             SCHEDULE OF INVESTMENTS

MARCH 31, 2005 (UNAUDITED)

                                                          SHARES           VALUE
                                                   -----------------------------
COMMON STOCKS - 96.14%
CONSUMER DISCRETIONARY - 11.63%
  News Corporation                                        72,000   $   1,267,920
  Sony Corp.                                              39,500       1,580,790
  Time Warner Inc.*                                       90,300       1,584,765
  The Walt Disney Co.                                     44,400       1,275,612
  Viacom Inc.                                             46,448       1,617,784
                                                                   -------------
                                                                       7,326,871
                                                                   -------------
CONSUMER NON-CYCLICAL - 6.98%
  Coca Cola Co.                                           35,700       1,487,619
  Kraft Foods                                             38,300       1,265,815
  Unilever                                                24,000       1,642,080
                                                                   -------------
                                                                       4,395,514
                                                                   -------------
ENERGY - 12.42%
  Anadarko Petroleum                                       8,200         624,020
  Baker Hughes Inc.                                       29,400       1,308,006
  ChevronTexaco Corp.                                     23,756       1,385,212
  ConocoPhillips                                           6,277         676,912
  Devon Energy Corp.                                      17,200         821,300
  Nabors Industries Ltd.*                                 19,000       1,123,660
  Unocal Corp.                                            13,400         826,646
  Weatherford International*                              18,300       1,060,302
                                                                   -------------
                                                                       7,826,058
                                                                   -------------
FINANCIALS - 27.35%
  Alliance Capital Holdings                               34,900       1,645,535
  Bank of America Corp.                                   18,600         820,260
  Bank of New York                                        43,400       1,260,770
  Charles Schwab Corp.                                    27,500         289,025
  Citigroup Inc.                                          31,400       1,411,116
  Equity Residential Properties Trust                     48,800       1,571,848
  Freddie Mac                                              8,900         562,480
  Goldman Sachs Group Inc                                  7,300         802,927
  J.P. Morgan Chase & Co.                                 41,364       1,431,194
  Marsh & McLennan Co.                                    19,500         593,190
  Mellon Financial Corp.                                  35,700       1,018,878
  Morgan Stanley Dean Witter & Co.                        17,800       1,019,050
  PNC Financial Services Group                            24,100       1,240,668
  St. Paul Travelers Companies                            39,600       1,454,508
  Washington Mutual Inc.                                  23,500         928,250
  Wells Fargo Company                                     19,800       1,184,040
                                                                   -------------
                                                                      17,233,739
                                                                   -------------
HEALTH CARE - 6.33%
  Bristol-Meyers Squibb                                   41,500       1,056,590
  Johnson & Johnson Co.                                   10,400         698,464
  Merck & Co.                                             25,900         838,383
  Pfizer Inc.                                             53,100       1,394,937
                                                                   -------------
                                                                       3,988,374
                                                                   -------------
INDUSTRIALS - 5.08%
  Deere & Co.                                             17,500   $   1,174,775
  General Electric                                        36,800       1,327,008
  SPX Corp.                                               16,200         701,136
                                                                   -------------
                                                                       3,202,919
                                                                   -------------
MATERIALS - 4.69%
  Alcan Inc.                                              26,400       1,001,088
  Dow Chemical                                            14,400         717,840
  Du Pont (E.I.)                                          24,100       1,234,884
                                                                   -------------
                                                                       2,953,812
                                                                   -------------
TECHNOLOGY - 10.27%
  Electronic Data Systems Corp.                           28,500         589,095
  Hewlett-Packard Co.                                     58,200       1,276,908
  International Business Machines                         11,400       1,041,732
  Intel Corp.                                             45,300       1,052,319
  Microsoft Corp.                                         48,000       1,160,160
  Nokia Corp.*                                            87,800       1,354,754
                                                                   -------------
                                                                       6,474,968
                                                                   -------------
TRANSPORTATION - 3.91%
  CSX Corp.                                               28,900       1,203,685
  Union Pacific Corp.*                                    18,100       1,261,570
                                                                   -------------
                                                                       2,465,255
                                                                   -------------
UTILITIES - 7.48%
  AllTell Corp                                            10,900         597,865
  Ameren Corporation                                       6,200         303,862
  Cinergy Corporation                                     15,800         640,216
  Comcast Corporation*                                    18,800         627,920
  SBC Communications, Inc.                                41,000         971,290
  Southern Co.                                            19,300         614,319
  Verizon Communications                                  26,900         954,950
                                                                   -------------
                                                                       4,710,422
                                                                   -------------
    Total Common Stocks
       (cost $55,265,933)                                             60,577,932
                                                                   -------------

SHORT-TERM INVESTMENTS - 3.31%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 3.31%                                           2,085,693       2,085,693
                                                                   -------------
    Total Short-Term Investments
       (cost $2,085,693)                                               2,085,693
                                                                   -------------
TOTAL INVESTMENTS - 99.45%
   (cost $57,351,626)(1)                                              62,663,625
                                                                   -------------
OTHER ASSETS AND LIABILITIES - 0.55%                                     344,130
                                                                   -------------
TOTAL NET ASSETS - 100.00%                                         $  63,007,755
                                                                   =============

*    Non-income producing

(1) For federal income tax purposes, cost is $57,396,864 and gross unrealized appreciation and depreciation of securities as of March 31, 2005 was $7,305,032 and ($2,038,271), respectively, with a net appreciation / depreciation of $5,266,761.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL STATEMENTS                                                EVEREST FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005 (UNAUDITED)

ASSETS
   Investments in securities, at value                           $     62,663,625
   Receivables:
      Shares sold                                                             250
      Securities sold                                                     367,974
      Interest and dividends                                              108,289
   Prepaid expenses and other                                              11,711
                                                                 ----------------
                                                                       63,151,849
                                                                 ----------------
LIABILITIES
   Payables:
      Shares redeemed                                                      79,352
      12b-1 fees                                                               40
      Advisory fees                                                        34,224
      Administration expenses                                               5,348
      Directors' fees                                                       2,871
      Custodian fees                                                        1,318
      Fund accounting fees                                                  6,504
      Professional fees                                                     9,201
      Other accrued expenses                                                5,236
                                                                 ----------------
                                                                          144,094
                                                                 ----------------
NET ASSETS*
   Paid-in capital                                                     54,549,734
   Accumulated undistributed
      net investment income                                               222,434
   Accumulated net realized gain / (loss)
      on investments and futures contracts                              2,923,588
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts                              5,311,999
                                                                 ----------------
                                                                 $     63,007,755
                                                                 ================
 Investments at cost                                             $     57,351,626

 Shares authorized per class ($.10 par value)                          20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                      SHARES
SHARE CLASS                    NET ASSETS/         OUTSTANDING
 Class I                     $    62,982,250         1,056,614   $         59.61
 Class A                     $        25,505               430   $         59.29

*FEDERAL TAX DATA AS OF SEPTEMBER 30, 2004

   Undistributed ordinary income                                 $     2,875,273
   Undistributed long-term gains                                 $       958,092
   Unrealized appreciation                                       $     3,098,229

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

INVESTMENT INCOME
   Interest                                                      $         18,337
   Dividends                                                              813,475
   Foreign dividend taxes withheld                                         (6,367)
   Other income                                                             2,727
                                                                 ----------------
                                                                          828,172
                                                                 ----------------
EXPENSES
   Advisory fees                                                          201,778
   Administration expenses                                                 31,528
   Custodian fees and expenses                                              4,258
   Fund accounting fees                                                    19,218
   Professional fees                                                       16,417
   Directors' fees                                                          4,586
   Transfer agent fees                                                     14,624
   12b-1 fees                                                                  15
   Other expenses                                                          18,013
                                                                 ----------------
                                                                          310,437
                                                                 ----------------
NET INVESTMENT INCOME / (LOSS)                                            517,735
                                                                 ----------------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                                       3,498,869

   Net change in unrealized appreciation /
      (depreciation) on investments                                     2,213,770
                                                                 ----------------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                        5,712,639
                                                                 ----------------

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                    $      6,230,374
                                                                 ================

TRANSACTIONS WITH AFFILIATES:

       PERCENT OF CURRENT
         NET ASSET VALUE
----------------------------------
 ADVISORY   ADMINISTRATION EXPENSE
    FEE           FEE      LIMIT(1)  WAIVER   REIMBURSEMENT
-----------------------------------------------------------
   0.64%         0.10%       1.00%    $  --       $  --

(1) If total operating expenses, exclusive of advisory fees and certain other expenses, for any fiscal quarter exceed the indicated limit, the Adviser will reimburse the fund for such excess, up to the amount of the advisory fee for that year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
EVEREST FUND                                                FINANCIAL HIGHLIGHTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE SIX MONTHS
                                                                       ENDED MARCH 31,      YEAR ENDED
                                                                         (UNAUDITED)       SEPTEMBER 30,
                                                                       ---------------------------------
                                                                             2005            2004
                                                                       ---------------------------------
OPERATIONS
   Net investment income / (loss)                                          $    517,735    $    835,296
   Net realized gain / (loss) on investments and futures                      3,498,869       5,180,380
   Net change in unrealized appreciation / (depreciation) on investments      2,213,770       3,053,260
                                                                           ------------    ------------
                                                                              6,230,374       9,068,936
                                                                           ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS*
Class I
   Net investment income                                                       (833,358)       (797,813)
   Net realized gain on investments                                          (3,870,074)             --
Class A
   Net investment income                                                           (151)            (71)
                                                                                   (364)             --
                                                                           ------------    ------------
                                                                             (4,703,947)       (797,884)
                                                                           ------------    ------------
FUND SHARE TRANSACTIONS
Class I
   Proceeds from shares sold                                                  3,579,808       8,680,804
   Reinvestment of distributions                                              4,697,108         797,813
   Payments for shares redeemed                                              (7,862,818)     (5,527,747)
                                                                           ------------    ------------
                                                                                414,098       3,950,870
                                                                           ------------    ------------
Class A
   Proceeds from shares sold                                                     19,175          10,010
   Reinvestment of distributions                                                    516              71
   Payments for shares redeemed                                                 (10,656)             (5)
                                                                           ------------    ------------
                                                                                  9,035          10,076
                                                                           ------------    ------------
NET INCREASE / (DECREASE) IN NET ASSETS                                       1,949,560      12,231,998
NET ASSETS
   Beginning of period                                                       61,058,195      48,826,197
                                                                           ------------    ------------
   End of period                                                           $ 63,007,755    $ 61,058,195
                                                                           ============    ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                            $    222,434    $    538,207
                                                                           ============    ============
FUND SHARE TRANSACTIONS
Class I
   Sold                                                                          59,756         154,026
   Reinvestment of distributions                                                 80,609          14,591
   Redeemed                                                                    (133,421)        (97,666)
                                                                           ------------    ------------
      Net increase / (decrease) from fund share transactions                      6,944          70,951
                                                                           ============    ============
Class A
   Sold                                                                             322             174
   Reinvestment of distributions                                                      9               1
   Redeemed                                                                        (174)             --
                                                                           ------------    ------------
      Net increase / (decrease) from fund share transactions                        157             175
                                                                           ============    ============
TOTAL COST OF PURCHASES OF:
   Common Stocks                                                           $ 18,828,130    $ 44,235,432
                                                                           ------------    ------------
                                                                           $ 18,828,130    $ 44,235,432
                                                                           ============    ============
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks                                                           $ 22,840,574    $ 40,561,213
                                                                           ------------    ------------
                                                                           $ 22,840,574    $ 40,561,213
                                                                           ============    ============
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                                         $  3,096,316    $    797,884
   Long-term capital gains                                                    1,607,631              --
                                                                           ------------    ------------
                                                                           $  4,703,947    $    797,884
                                                                           ============    ============
   Percentage of ordinary income distributions designated as qualified
     dividend income                                                                100%            100%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
BOND FUND

OBJECTIVE - Seeks a high level of current income, as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

STRATEGY - Under normal circumstances, the Bond Fund (the "Fund") will invest at least 80% of the value of its assets in fixed income securities. Further, the Fund normally will invest at least 75% of the value of its assets in publicly-traded straight debt securities which have a rating within the four highest grades as rated by a national rating agency. Up to 25% of the portfolio may be invested in below investment grade debt securities or convertible debt securities.

MANAGER'S COMMENTS:

The Fund had a total return of 0.16% (before the impact of any product or contract-level fees) for the six-month period ended March 31, 2005. During the period, the Fund underperformed the Lehman Brothers Aggregate Bond Index (the "Index), which produced a 0.47% total return. The primary reason that the Fund underperformed the Index is that the Fund was over-weighted in corporate bonds, which underperformed the broad market during the period.

Interest rate rose substantially during the period, especially in the short end of the yield curve. Led by the Federal Reserve's actions raising the discount rate four times by a total of 100 basis points to 2.75%, the yield on the 2 year Treasury note rose by 117 basis points during the period. While longer term interest rates increased more slowly, the yield on the 5 year Treasury note rose 79 basis points, and the yield on the 10 year Treasury note rose 36 basis points. The yield at the long end of the curve was the only place yields declined during the period, with the 30 year Treasury bond yield declining 13 basis points. The flattening in the yield curve suggests that fixed income market participants believe that inflation is under control, and that economic growth will slow in the near term. We find the action in the long end of the yield curve curious, as we are not as sanguine about the prospects for inflation given high oil prices and the pricing power that many companies are reporting for the first time in several years.

High yield and mortgage-backed securities were the best performing sectors of the market, while Treasury notes were the worst performing sector. Securities that provide incremental yield over Treasuries, which include corporate, mortgage-backed and high yield bonds, have generally outperformed the market over the last two (2) years. With interest rates low, investor demand continues to been strong for bonds that provide incremental yield over Treasuries. The first major deviation from this theme occurred near the end of the period, when the market became spooked by the possibility that General Motors debt ratings would be cut to below investment grade. This sent shock waves through the market that may very well set the tone for the corporate bond market for the balance of the year.

Looking ahead, we believe that the economy will continue to improve in 2005, albeit at a slower pace. We expect corporate and mortgage-backed bond spreads to tighten slightly compared to Treasury bonds, but believe spreads will fluctuate for the balance of the year, especially in lower rated corporate bonds. Therefore, while we are maintaining our over-weight in higher yielding bonds, we are becoming more defensive in our thinking. We also remain cautious with regard to overall interest rates, and continue to believe that there is a better chance of rates rising than falling for the balance of the year. Higher Treasury rates would undermine overall returns in the fixed income marketplace.

                                    FUND DATA

     Managers:                         Gary R. Rodmaker
                                       Michael J. Schultz
                                       Dave M. Weisenburger
     Inception Date:                   April 3, 2000
     Total Net Assets:                 $94.3 Million
     Number of Holdings:               139
     Average Duration:                 4.22 years
     Average Maturity:                 11.90 years
     Weighted Average Maturity:        5.88 years
     Average Credit Quality:           A/A2
     Current Yield:                    5.50%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

Summit Bond Fund - Average Annual Total Return

        1-YEAR           3-YEAR          SINCE INCEPTION
         0.61%            6.07%               6.28%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

              SUMMIT BOND FUND     LEHMAN BROTHERS AGGREGATE BOND INDEX
Mar 31, 2000   $    10,000.00               $    10,000.00
Apr 30, 2000   $     9,920.00               $     9,971.37
May 31, 2000   $     9,810.06               $     9,966.79
Jun 30, 2000   $    10,051.54               $    10,174.15
Jul 31, 2000   $    10,152.16               $    10,266.43
Aug 31, 2000   $    10,334.88               $    10,415.19
Sep 30, 2000   $    10,304.09               $    10,480.60
Oct 31, 2000   $    10,283.56               $    10,550.08
Nov 30, 2000   $    10,408.84               $    10,722.58
Dec 31, 2000   $    10,555.01               $    10,921.59
Jan 31, 2001   $    10,755.15               $    11,100.70
Feb 28, 2001   $    10,892.89               $    11,197.28
Mar 31, 2001   $    10,956.78               $    11,253.26
Apr 30, 2001   $    10,914.19               $    11,206.00
May 31, 2001   $    10,974.72               $    11,273.24
Jun 30, 2001   $    10,953.07               $    11,316.07
Jul 31, 2001   $    11,191.18               $    11,569.55
Aug 31, 2001   $    11,322.76               $    11,702.60
Sep 30, 2001   $    11,311.76               $    11,839.52
Oct 31, 2001   $    11,542.62               $    12,086.97
Nov 30, 2001   $    11,430.93               $    11,920.17
Dec 31, 2001   $    11,317.36               $    11,843.88
Jan 31, 2002   $    11,385.20               $    11,939.82
Feb 28, 2002   $    11,428.16               $    12,055.63
Mar 31, 2002   $    11,360.10               $    11,855.51
Apr 30, 2002   $    11,553.88               $    12,085.51
May 31, 2002   $    11,621.46               $    12,188.23
Jun 30, 2002   $    11,579.90               $    12,293.66
Jul 31, 2002   $    11,609.91               $    12,441.92
Aug 31, 2002   $    11,752.09               $    12,651.94
Sep 30, 2002   $    11,796.60               $    12,856.90
Oct 31, 2002   $    11,646.66               $    12,798.28
Nov 30, 2002   $    11,771.29               $    12,794.95
Dec 31, 2002   $    11,933.37               $    13,059.16
Jan 31, 2003   $    11,928.58               $    13,070.26
Feb 28, 2003   $    12,137.14               $    13,251.16
Mar 31, 2003   $    12,190.39               $    13,240.95
Apr 30, 2003   $    12,396.15               $    13,350.19
May 31, 2003   $    12,634.54               $    13,599.04
Jun 30, 2003   $    12,717.79               $    13,571.98
Jul 31, 2003   $    12,409.27               $    13,115.69
Aug 31, 2003   $    12,500.67               $    13,202.78
Sep 30, 2003   $    12,884.23               $    13,552.25
Oct 31, 2003   $    12,839.40               $    13,425.95
Nov 30, 2003   $    12,919.36               $    13,458.03
Dec 31, 2003   $    13,059.28               $    13,595.04
Jan 31, 2004   $    13,209.04               $    13,704.48
Feb 29, 2004   $    13,351.04               $    13,852.76
Mar 31, 2004   $    13,475.06               $    13,956.65
Apr 30, 2004   $    13,143.59               $    13,593.50
May 31, 2004   $    13,047.99               $    13,539.13
Jun 30, 2004   $    13,095.38               $    13,615.62
Jul 31, 2004   $    13,229.68               $    13,750.56
Aug 31, 2004   $    13,477.21               $    14,012.92
Sep 30, 2004   $    13,535.15               $    14,050.89
Oct 31, 2004   $    13,643.11               $    14,168.64
Nov 30, 2004   $    13,555.98               $    14,055.57
Dec 31, 2004   $    13,681.16               $    14,184.88
Jan 31, 2005   $    13,718.76               $    14,273.82
Feb 28, 2005   $    13,699.83               $    14,189.61
Mar 31, 2005   $    13,556.62               $    14,116.67

                                QUALITY BREAKDOWN

                                           (% OF PORTFOLIO)
                                           -----------------
     AAA                                         40%
     AA                                           3%
     A                                            9%
     BBB                                         35%
     BB                                           5%
     B                                            5%
     CCC                                          2%
     D                                            1%

[CHART]

                               SECTOR ALLOCATIONS

U.S. Treasuries and Agencies            16.1%
Mortgage & Asset Backed Securities      34.5%
Corporate Bonds                         45.5%
Short-Term & Other                       3.9%

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
BOND FUND                                                   FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                                    BOND FUND
                                 --------------------------------------------------------------------------
                              FOR THE SIX MONTHS                                             PERIOD FROM
                                ENDED MARCH 31,                                            APRIL 3, 2000(1)
                                  (UNAUDITED)           YEAR ENDED SEPTEMBER 30,          TO SEPTEMBER 30,
                              -----------------------------------------------------------------------------
                                    2005           2004      2003      2002      2001         2000
                              -----------------------------------------------------------------------------
Net asset value, beginning of
   period                           $ 51.40        $ 51.73   $ 50.35   $  51.45   $  50.20     $ 50.00
                                    -------        -------   --------   --------   --------     -------
Investment Activities:
   Net investment income / (loss)      1.21           2.44      3.34       3.10       3.35        1.80
   Net realized and unrealized
     gains / (losses)                 (1.12)          0.06      1.12      (0.98)      1.40       (0.30)
                                    -------        -------   -------   --------   --------     -------
Total from Investment
  Activities                           0.09           2.50      4.46       2.12       4.75        1.50
                                    -------        -------   -------   --------   --------     -------
DISTRIBUTIONS:
Net investment income                 (1.32)         (2.83)    (3.08)     (3.13)     (3.40)      (1.30)
Net realized gains                       --             --        --      (0.09)     (0.10)         --
                                    -------        -------   -------   --------   --------     -------
Total Distributions                   (1.32)         (2.83)    (3.08)     (3.22)     (3.50)      (1.30)
                                    -------        -------   -------   --------   --------     -------
Net asset value, end of period      $ 50.17        $ 51.40   $ 51.73   $  50.35   $  51.45     $ 50.20
                                    =======        =======   =======   ========   ========     =======
Total return                           0.16%          5.05%     9.22%      4.29%      9.78%       3.04%
RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average
  net assets - net (2)                 0.73%(3)       0.72%     0.69%      0.71%      0.61%       0.64%(3)
Ratio of expenses to average
  net assets - gross                   0.73%(3)       0.72%     0.69%      0.71%      0.62%       0.66%(3)
Ratio of net investment income /
  (loss) to average net assets         4.74%(3)       4.82%     6.53%      6.17%      6.72%       7.19%(3)
Portfolio turnover rate               58.36%(3)      79.28%   125.15%     51.52%     76.96%      80.03%(3)
Net assets, end of period (000's)   $94,344        $92,148   $91,745   $103,505   $102,056     $69,875

(1)  COMMENCEMENT OF OPERATIONS.

(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(3)  ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SCHEDULE OF INVESTMENTS                                               BOND FUND

MARCH 31, 2005 (UNAUDITED)

                                                          SHARES           VALUE
                                                   -----------------------------
PREFERRED STOCKS - 0.26%
MEDIA & CABLE - 0.26%
Paxson Communications 14.25% PIK Dividend                 35,160   $     240,389
                                                                   -------------
    Total Preferred Stocks
       (cost $290,025)                                                   240,389
                                                                   -------------
COMMON STOCKS - 0.34%
TELECOMMUNICATIONS - 0.34%
  MCI Inc.                                                13,029         324,683
                                                                   -------------
    Total Common Stocks
       (cost $246,032)                                                   324,683
                                                                   -------------

                                                       PRINCIPAL           VALUE
                                                   -----------------------------
U.S. TREASURY OBLIGATIONS - 11.37%
U.S. TREASURY NOTES & BONDS - 11.37%
  5.875% due 11/15/05                              $     300,000   $     304,805
  2.000% due 05/15/06                                  2,000,000       1,966,876
  7.000% due 07/15/06                                  2,000,000       2,084,532
  2.625% due 11/15/06                                  2,200,000       2,162,618
  3.125% due 04/15/09                                  3,400,000       3,278,742
  4.250% due 11/15/14                                    630,000         616,982
  5.250% due 02/15/29                                    300,000         315,902
                                                                   -------------
    Total U.S. Treasury Obligations
       (cost $10,863,553)                                             10,730,457
                                                                   -------------
MORTGAGE-BACKED SECURITIES - 19.58%
  FHLMC 5.000% due 05/01/18                              511,385         512,216
  FHLMC 4.500% due 09/01/18                            3,363,040       3,299,077
  FNMA 5.500% due 02/01/09                             1,180,729       1,201,689
  FNMA 5.000% due 03/01/09                               836,854         843,354
  FNMA 5.000% due 11/01/10                             1,293,857       1,303,509
  FNMA 5.500% due 05/01/12                               560,875         574,344
  FNMA 6.000% due 06/01/16                               737,048         761,568
  FNMA 4.500% due 03/01/17                             1,965,776       1,932,492
  FMNA 5.000% due 10/01/17                             3,902,079       3,909,937
  FNMA 5.500% due 08/01/18                             3,165,931       3,229,880
  FNMA 6.500% due 02/01/29                               221,879         231,148
  FNMA 5.000% due 02/01/33                               310,777         304,929
  GNMA 6.500% due 10/15/28                               351,823         368,306
                                                                   -------------
    Total Mortgage-Backed Securities
       (cost $18,533,093)                                             18,472,449
                                                                   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 17.44%
AGENCY SECTOR - 4.77%
  FNR 2002-48 GF
     (6.500% due 10/25/31)                             2,700,000       2,790,100
  FHR 2810 YA
     (5.500% due 06/15/34)                             1,688,753       1,715,931
                                                                   -------------
                                                                       4,506,031
                                                                   -------------
PRIVATE SECTOR - 12.67%
  ABN Amro Mortgage Corp.
     (6.000% due 03/25/17)                               274,804         274,774
  BAFC 2003-2 B3
     (6.366% due 06/25/32)                         $     644,138   $     641,264
  BOAA 2003-5 2B3
     (5.000% due 07/25/18)                               597,160         549,048
  BOAA 2003-8 3B3
     (4.750% due 10/25/18)                               648,137         591,007
  BOAMS 2003-10 4A2
     (5.000% due 01/25/19)                               485,487         484,091
  BOAMS 2004-3 3B3
     (4.875% due 04/25/19)                               188,757         176,011
  BOAMS 2003-5 3B2
     (7.500% due 02/25/31)                               416,001         431,074
  BOAMS 2003-8 1A10
     (5.500% due 11/25/33)                               327,250         331,342
  BOAMS 2004-6 1A11
     (5.500% due 07/25/34)                               938,557         949,259
  CS First Boston
     (6.250% due 09/25/32)                               581,822         585,499
  CXHE 2001-B M2
     (7.360% due 07/25/32)                               296,006         300,990
  GMACM 2003- J3 B1(2)
     (5.000% due 05/25/18)                               272,721         257,403
  GMACM 2004- J1 A16
     (5.250% due 04/25/34)                               647,999         653,947
  HS 1994-2 M2
     (6.500% due 07/25/09)                                56,014          55,887
  MASTR 2003-9 2A12
     (5.500% due 10/25/33)                               269,625         273,208
  MSSTR 2004-1 15B1
     (6.252% due 08/25/17)                               537,762         554,965
  MSSTR 2004-1 30B2
     (6.500% due 08/25/32)                               927,186         962,317
  Morgan Stanley
     (5.169% due 11/25/33)                               540,033         513,525
  RALI 2001-QS15 M3
     (6.750% due 09/25/31)                               501,006         499,766
  RALI 2002-QS16 M2
     (5.750% due 10/25/17)                               287,128         289,663
  RALI 2002-QS16 M3
     (5.750% due 10/25/17)                               287,128         282,610
  RAMP 2003-RZ3 M1
     (4.120% due 06/25/33)                               500,000         487,927
  SASC 2003-2O B2
     (5.378% due 07/25/33)                               700,563         672,880
  Salomon Brothers
     (4.139% due 09/25/33)                               490,148         469,770
  WAMMS 2003-MS6 CB2
     (5.966% due 05/25/33)                               659,748         664,482
                                                                   -------------
                                                                      11,952,709
                                                                   -------------
    Total Collateralized Mortgage Obligations
       (cost $15,703,477)                                             16,458,740
                                                                   -------------
ASSET-BACKED SECURITIES - 2.21%
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.21%
  Chase Commercial Mortgage Sec
     (6.600% due 12/19/07)                             1,982,000       2,082,902
                                                                   -------------
    Total Asset-Backed Securities
       (cost $1,881,984)                                               2,082,902
                                                                   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                       PRINCIPAL           VALUE
                                                   -----------------------------
CORPORATE BONDS AND NOTES - 45.55%
AEROSPACE & DEFENSE - 0.14%
  Hexcel Corp.
     (9.750% due 01/15/09)                         $     130,000   $     135,291
                                                                   -------------
AIR TRANSPORTATION - 2.45%
  America West Airlines, AMBAC Insured
     (7.100% due 04/02/21)                               649,881         691,841
  Continental Airlines Inc.
     (7.875% due 07/02/18)                               696,237         652,994
  Jet Equipment(2)(5)(6)
     (7.630% due 08/15/12)                               805,625         507,544
  NWA Trust No. 2 Class B
     (10.230% due 06/21/14)                              521,477         458,900
                                                                   -------------
                                                                       2,311,279
                                                                   -------------
CONSUMER CYCLICAL - 8.24%
  Accuride Corp.(2)
     (8.500% due 02/01/15)                               375,000         367,500
  American Axle & Mfg Inc.
     (5.250% due 02/11/14)                               600,000         535,181
  Boise Cascade(2)
     (5.535% due 10/15/12)                                37,000          37,740
  DaimlerChrysler AG
     (6.500% due 11/15/13)                               750,000         779,981
  Ford Motor Company
     (5.700% due 01/15/10)                               700,000         659,369
  General Motors
     (8.250% due 07/15/23)                               546,000         471,653
  GMAC
     (5.850% due 01/14/09)                               750,000         693,989
  Hertz Corp.
     (7.625% due 06/01/12)                               750,000         760,421
  ICI Wilmington
     (5.625% due 12/01/13)                               750,000         759,934
  Lear Corp
     (8.110% due 05/15/09)                               700,000         757,532
  Lubrizol Corp.
     (7.250% due 06/15/25)                               700,000         776,154
  MDC Holdings Inc.
     (5.500% due 05/15/13)                               350,000         345,480
  PQ Corp.(2)
     (7.500% due 02/15/13)                                94,000          92,590
  Tech Olympic USA Inc.
     (9.000% due 07/01/10)                               375,000         388,125
  WCI Communities(6)
     (6.625% due 03/15/15)                               375,000         346,875
                                                                   -------------
                                                                       7,772,524
                                                                   -------------
CONSUMER NON-DURABLE - 4.67%
  American Restaurant Group Inc.(5)
     (11.500% due 11/01/06)                              500,000         310,000
  Amerigas Partner
     (8.875% due 05/20/11)                               187,000         198,220
  Block Financial Corp.
     (5.125% due 10/30/14)                               490,000         471,192
  Bunge Ltd Finance Corp.
     (7.800% due 10/15/12)                               700,000         810,427
  Del Monte Corp.(2)
     (6.750% due 02/15/15)                               188,000         183,300
  Dex Media West
     (9.875% due 08/15/13)                               182,000         202,930
  Hughes Supply Inc.(2)
     (5.500% due 10/15/14)                         $     945,000   $     917,727
  Land O'Lakes
     (7.450% due 03/15/28)                               375,000         260,625
  Landry's Restaurant(2)
     (7.500% due 12/15/14)                               375,000         363,750
  RH Donnelley Finance Corp.
     (8.875% due 12/15/10)                               187,000         203,830
  RH Donnelley Finance Corp.(2)
     (10.875% due 12/15/12)                              187,000         215,518
  Werner Holdings Co. Inc.
     (10.000% due 11/15/07)                              375,000         266,250
                                                                   -------------
                                                                       4,403,769
                                                                   -------------
ELECTRIC - 2.99%
  AES Corporation
     (9.375% due 09/15/10)                               375,000         413,438
  Ametek Inc.
     (7.200% due 07/15/08)                               750,000         800,718
  First Energy Corp.
     (6.450% due 11/15/11)                               760,000         801,834
  Sierra Power
     (6.250% due 04/15/12)                                94,000          95,410
  TXU Corp.(2)
     (5.550% due 11/15/14)                               750,000         711,608
                                                                   -------------
                                                                       2,823,008
                                                                   -------------
ENERGY - 7.06%
  Aventine Renewable Energy(2)
     (9.010% due 12/15/11)                               188,000         190,820
  Calpine Corp.
     (10.500% due 05/15/06)                              375,000         369,375
  Canadian Oil Sands(2)
     (5.800% due 08/15/13)                               700,000         718,776
  Chesapeake Energy
     (9.000% due 08/15/12)                               375,000         413,906
  Enterprise Products(2)
     (5.600% due 10/15/14)                               700,000         690,851
  Kaneb Pipeline
     (5.875% due 06/01/13)                               700,000         717,191
  Kern River Funding Corp.(2)
     (6.676% due 07/31/16)                               127,843         137,102
  Nevada Power Co.
     (6.500% due 04/15/12)                                94,000          97,055
  Nexen Inc.
     (5.875% due 03/10/35)                               560,000         535,629
  Northwest Pipeline Corp.
     (8.125% due 03/01/10)                               187,000         200,090
  Pemex Master Trust
     (8.000% due 11/15/11)                               750,000         829,875
  Plains All American Pipline
     (5.625% due 12/15/13)                               700,000         706,883
  Southern Energy Inc.(2)(5)
     (7.900% due 07/15/09)                               375,000         299,062
  Stone Energy(2)
     (6.750% due 12/15/14)                               375,000         363,750
  Williams Co.
     (7.125% due 09/01/11)                               375,000         391,406
                                                                   -------------
                                                                       6,661,771
                                                                   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                       PRINCIPAL           VALUE
                                                   -----------------------------
HOTEL & GAMING - 0.60%
  MGM Mirage
     (6.750% due 09/01/12)                         $     375,000   $     377,813
  Station Casinos
     (6.000% due 04/01/12)                               188,000         186,590
                                                                   -------------
                                                                         564,403
                                                                   -------------
HEALTH CARE - 2.41%
  Beckman Coulter Inc.
     (6.875% due 11/15/11)                               700,000         773,895
  Davita Inc.
     (7.250% due 03/15/15)                                94,000          92,120
  Fisher Scientific International
     (8.000% due 09/01/13)                               375,000         407,813
  Genesis Healthcare Corp.
     (8.000% due 10/15/13)                               188,000         204,920
  Medco Health Solutions
     (7.250% due 08/15/13)                               350,000         386,875
  Resolution Performance
     (13.500% due 11/15/10)                              375,000         405,000
                                                                   -------------
                                                                       2,270,623
                                                                   -------------
INSURANCE - 4.44%
  American Financial Group
     (7.125% due 04/15/09)                               750,000         807,091
  Duke Capital
     (5.668% due 08/15/14)                               700,000         703,948
  Farmer Exchange Capital(2)
     (6.000% due 08/01/14)                               700,000         709,726
  Nationwide Financial Services
     (5.625% due 02/13/15)                             1,125,000       1,132,948
  USF&G Capital
     (8.470% due 01/10/27)                               760,000         836,955
                                                                   -------------
                                                                       4,190,668
                                                                   -------------
MEDIA & CABLE - 1.64%
  CSC Holdings
     (8.125% due 08/15/09)                               375,000         395,625
  Charter Communications
     (4.750% due 06/01/06)                               187,000         177,183
  Charter Communications(2)
     (8.000% due 04/30/12)                               187,000         186,065
  Emmis Co.
     (6.875% due 05/15/12)                               375,000         367,500
  Panamsat Holdings Corp.(2)
     (0.000% / 10.375% step bond due 11/01/14)           375,000         243,750
  Paxson Communications
     (0.000% / 12.75% step bond due 01/15/09)            188,000         174,840
                                                                   -------------
                                                                       1,544,963
                                                                   -------------
MEDIA CONGLOMERATE - 2.32%
  AOL Time Warner Inc.
     (6.875% due 05/01/12)                               760,000         829,984
  Comcast Corp.
     (5.300% due 01/15/14)                               250,000         247,286
  News American Holdings Nts.(2)
     (5.300% due 12/15/14)                             1,139,000       1,115,768
                                                                   -------------
                                                                       2,193,038
                                                                   -------------
METALS & MINING - 0.45%
  Falconbridge Ltd.
     (7.350% due 06/05/12)                         $     375,000   $     421,114
                                                                   -------------
PRINTING & PUBLISHING - 0.21%
  Cadmus Communications
     (8.375% due 06/15/14)                               187,000         195,415
                                                                   -------------
REAL ESTATE - 1.11%
  Health Care REIT
     (8.000% due 09/12/12)                               750,000         859,301
  La Quinta Properties
     (7.000% due 08/15/12)                               188,000         190,350
                                                                   -------------
                                                                       1,049,651
                                                                   -------------
TECHNOLOGY - 1.15%
  Jabil Circuit Inc.
     (5.875% due 07/15/10)                             1,050,000       1,084,192
                                                                   -------------
TELECOMMUNICATIONS - 5.67%
  America Movil
     (5.500% due 03/01/14)                               750,000         718,985
  AT&T Wireless Services
     (7.875% due 03/01/11)                               375,000         426,522
  Cox Communications Inc.(2)
     (5.450% due 12/15/14)                               700,000         681,456
  IWO Escrow Co.(2)
     (0.000% / 10.75% step bond due 01/15/15)            188,000         120,320
  MCI Inc.
     (5.908% due 05/01/07)                               375,000         381,563
  Qwest Communications International(2)
     (7.750% due 02/15/14)                               375,000         366,563
  Sprint Capital Corp.
     (7.625% due 01/30/11)                               750,000         834,833
  TCI Communications Inc.
     (8.750% due 08/01/15)                               760,000         950,425
  Telus Corp.
     (8.000% due 06/01/11)                               750,000         868,526
                                                                   -------------
                                                                       5,349,193
                                                                   -------------
    Total Corporate Bonds & Notes
       (cost $44,173,247)                                             42,970,902
                                                                   -------------

                                                          SHARES           VALUE
                                                   -----------------------------
SHORT-TERM INVESTMENTS - 2.73%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 2.73%                                           2,574,194       2,574,194
                                                                   -------------
    Total Short-Term Investments
       (cost $2,574,194)                                               2,574,194
                                                                   -------------

TOTAL INVESTMENTS - 99.48%
   (cost $94,265,605)(1)                                              93,854,716
                                                                   -------------
NORTHERN INSTITUTIONAL LIQUID
ASSET PORTFOLIO(3) - 17.50%                                           16,506,736
                                                                   -------------
OTHER ASSETS AND LIABILITIES - (16.98%)                              (16,017,859)
                                                                   -------------

TOTAL NET ASSETS - 100.00%                                         $  94,343,593
                                                                   =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

*    Non-income producing

(1) For federal income tax purposes, cost is $94,874,893 and gross unrealized appreciation and depreciation of securities as of March 31, 2005 was $920,191 and ($1,940,368), respectively, with a net appreciation / depreciation of ($1,020,177).

(2) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $21,137,533, $16,506,736, and $5,028,810, respectively.

(4)  Represent restricted private placement shares.

(5)  Security in default.

(6) Valued at fair value as determined in good faith under procedures adopted by the Board of Directors.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL STATEMENTS                                                   BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005 (UNAUDITED)

ASSETS
   Investments in securities, at value                           $    93,854,716
   Collateral for securities loaned,
      at fair value                                                   16,506,736
   Receivables:
      Shares sold                                                              3
      Securities sold                                                    261,262
      Interest and dividends                                           1,065,757
   Other receivable                                                       23,959
   Prepaid expenses and other                                              5,736
                                                                 ---------------
                                                                     111,718,169
                                                                 ---------------
LIABILITIES
   Payables:
      Investment securities purchased                                    650,327
      Shares redeemed                                                    141,743
      Payable upon return of securities loaned                        16,506,736
      Bank overdraft                                                       1,348
      Advisory fees                                                       37,779
      Administration expenses                                              8,038
      Directors' fees                                                      3,935
      Custodian fees                                                       2,992
      Fund accounting fees                                                 7,891
      Professional fees                                                    8,595
      Other accrued expenses                                               5,192
                                                                 ---------------
                                                                      17,374,576
                                                                 ---------------
NET ASSETS*
   Paid-in capital                                                    94,847,026
   Accumulated undistributed net
      investment income                                                  342,027
   Accumulated net realized gain / (loss)
      on investments and futures contracts                              (434,571)
   Net unrealized appreciation / (depreciation)
      on investments and futures contracts                              (410,889)
                                                                 ---------------
                                                                 $    94,343,593
                                                                 ===============
 Investments at cost                                             $    94,265,605
 Shares authorized per class ($.10 par value)                         20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                 SHARES
SHARE CLASS                    NET ASSETS/     OUTSTANDING
 Class I                    $    94,343,593     1,880,347    $         50.17

*FEDERAL TAX DATA AS OF SEPTEMBER 30, 2003

   Undistributed ordinary income                                $        523,129
   Unrealized appreciation                                      $      1,536,393

    CAPITAL LOSS CARRYFORWARD                                 POST-OCTOBER CAPITAL
      EXPIRING SEPTEMBER 30:                                    LOSSES DEFERRED:
   -------------------------------------------------------------------------------
            2011                                               SEPTEMBER 30, 2004
       ---------------                                         ------------------
       $      (329,238)                                            $        --

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

INVESTMENT INCOME
   Interest                                                     $      2,559,256
   Dividends                                                               5,212
   Other income                                                           22,598
                                                                ----------------
                                                                       2,587,066
                                                                ----------------
EXPENSES
   Advisory fees                                                         221,693
   Administration expenses                                                47,168
   Custodian fees and expenses                                             6,806
   Fund accounting fees                                                   24,927
   Professional fees                                                      19,401
   Directors' fees                                                         6,652
   Transfer agent fees                                                    10,683
   Other expenses                                                          9,457
                                                                ----------------
                                                                         346,787
                                                                ----------------
NET INVESTMENT INCOME / (LOSS)                                         2,240,279
                                                                ----------------
REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                                        539,051
   Net change in unrealized appreciation /
      (depreciation) on investments                                   (2,638,867)
                                                                ----------------
NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                      (2,099,816)
                                                                ----------------
NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                   $        140,463
                                                                ================

TRANSACTIONS WITH AFFILIATES:

         PERCENT OF CURRENT
           NET ASSET VALUE
-------------------------------------
   ADVISORY   ADMINISTRATION  EXPENSE
      FEE           FEE       LIMIT(1)   WAIVER   REIMBURSEMENT
---------------------------------------------------------------
     0.47%         0.10%       1.00%     $  --       $   --

(1) If total operating expenses, exclusive of advisory fees and certain other expenses, for any fiscal quarter exceed the indicated limit, the Adviser will reimburse the fund for such excess, up to the amount of the advisory fee for that year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE SIX MONTHS
                                                                       ENDED MARCH 31,     YEAR ENDED
                                                                         (UNAUDITED)      SEPTEMBER 30,
                                                                           2005              2004
                                                                     ----------------------------------
OPERATIONS
   Net investment income / (loss)                                          $ 2,240,279    $ 4,379,364
   Net realized gain / (loss) on investments and futures                       539,051        185,064
   Net change in unrealized appreciation / (depreciation) on investments    (2,638,867)      (149,327)
                                                                           -----------    -----------
                                                                               140,463      4,415,101
                                                                           -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income                                                    (2,456,477)    (5,003,377)
                                                                           -----------    -----------
                                                                            (2,456,477)    (5,003,377)
                                                                           -----------    -----------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                                                11,195,662     10,565,651
   Reinvestment of distributions                                             2,456,477      5,002,702
   Payments for shares redeemed                                             (9,140,823)   (14,576,342)
                                                                           -----------    -----------
                                                                             4,511,316        992,011
                                                                           -----------    -----------
NET INCREASE / (DECREASE) IN NET ASSETS                                      2,195,302        403,735
NET ASSETS
   Beginning of period                                                      92,148,291     91,744,556
                                                                           -----------    -----------
   End of period                                                           $94,343,593    $92,148,291
                                                                           ===========    ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                            $   342,027    $   523,129
                                                                           ===========    ===========

FUND SHARE TRANSACTIONS
   Sold                                                                        218,633        207,022
   Reinvestment of distributions                                                48,240         99,217
   Redeemed                                                                   (179,343)      (287,118)
                                                                           -----------    -----------
      Net increase / (decrease) from fund share transactions                    87,530         19,121
                                                                           ===========    ===========
TOTAL COST OF PURCHASES OF:
   Preferred and Common Stocks                                             $        --    $ 1,018,624
   U.S. Government Securities                                               10,298,378     20,495,891
   Corporate Bonds                                                          20,453,171     54,216,958
                                                                           -----------    -----------
                                                                           $30,751,549    $75,731,473
                                                                           ===========    ===========
TOTAL PROCEEDS FROM SALES OF:
   Preferred and Common Stocks                                             $   266,931  $1,009,762.00
   U.S. Government Securities                                                6,346,797      9,103,980
   Corporate Bonds                                                          20,202,341     58,051,413
                                                                           -----------    -----------
                                                                           $26,816,069    $68,165,155
                                                                           ===========    ===========
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                                         $ 2,456,477    $ 5,003,377
                                                                           -----------    -----------
                                                                           $ 2,456,477    $ 5,003,377
                                                                           ===========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SHORT-TERM GOVERNMENT FUND

OBJECTIVE - Seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government or its agencies or instrumentalities.

STRATEGY - Under normal market conditions, the Short-term Government Fund (the "Fund") will invest 100% of the value of its assets in bonds issued by the U.S. government or its agencies or instrumentalities.

MANAGER'S COMMENTS:

The Fund had a total return of -0.02% (after waivers and reimbursements, but before the impact of any product or contract-level fees) for the six-month period ended March 31, 2005 compared to a total return of -0.64% for the Citigroup 1-5 Year Treasury Index (the "Index"). Following a long period of low interest rates and benign inflation, interest rates moved into a less friendly environment over the last six months. The Federal Reserve increased its target short-term interest rate four times during the period in 25 basis point increments. The Fed also indicated that further measured increases in short-term interest rates are likely over the near term due to heightened inflation concerns. The inflation pressures triggered speculation that the Fed was laying the groundwork for the possibility of more aggressive rate increases in the future. As a result interest rates rose across the maturity spectrum lead by shorter maturities.

The Fund's out performance to the Index was primarily a result of a shorter duration and asset allocation. During the period, the Fund's exposure to mortgage-backed securities provided the largest incremental return. The Fund's holdings in this sector included mainly shorter maturity securities that are not as sensitive to rising interest rates. The Fund was also over-weighted in the shorter maturity U.S. Treasury and Agency sector versus the longer sector resulting in out performance during the period. The U.S. Agency sector generally outperformed similar maturity U.S. Treasury Securities. The sectors that provided the largest negative contribution to the Fund included treasury notes with maturities of 3 years or more.

                                    FUND DATA

     Manager:                          Michael J. Schultz
     Inception Date:                   April 3, 2000
     Total Net Assets:                 $27.1 Million
     Number of Holdings:               24
     Average Duration:                 1.62 years
     Average Maturity:                 1.97 years
     Average Credit Quality:           GOV/AGN
     Current Yield:                    3.85%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

Summit Short-term Government Fund - Average Annual Total Return

        1-YEAR     3-YEAR       SINCE INCEPTION
        -0.19%      2.73%            4.47%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

               SUMMIT SHORT-TERM GOVERNMENT FUND   CITIGROUP 1-5 YEAR TREASURY
Mar 31, 2000             $   10,000.00                    $   10,000.00
Apr 30, 2000             $   10,020.00                    $   10,012.90
May 31, 2000             $   10,040.35                    $   10,053.95
Jun 30, 2000             $   10,160.96                    $   10,179.33
Jul 31, 2000             $   10,261.46                    $   10,243.96
Aug 31, 2000             $   10,352.42                    $   10,332.27
Sep 30, 2000             $   10,413.74                    $   10,414.72
Oct 31, 2000             $   10,464.84                    $   10,474.71
Nov 30, 2000             $   10,578.43                    $   10,593.28
Dec 31, 2000             $   10,731.53                    $   10,811.50
Jan 31, 2001             $   10,857.17                    $   10,946.65
Feb 28, 2001             $   10,930.73                    $   11,032.03
Mar 31, 2001             $   11,004.66                    $   11,107.05
Apr 30, 2001             $   11,004.66                    $   11,105.94
May 31, 2001             $   11,047.24                    $   11,161.47
Jun 30, 2001             $   11,068.59                    $   11,198.30
Jul 31, 2001             $   11,207.34                    $   11,359.56
Aug 31, 2001             $   11,282.55                    $   11,443.62
Sep 30, 2001             $   11,466.10                    $   11,659.90
Oct 31, 2001             $   11,595.66                    $   11,795.16
Nov 30, 2001             $   11,497.67                    $   11,722.03
Dec 31, 2001             $   11,464.87                    $   11,699.75
Jan 31, 2002             $   11,498.26                    $   11,730.17
Feb 28, 2002             $   11,587.31                    $   11,806.42
Mar 31, 2002             $   11,475.65                    $   11,674.19
Apr 30, 2002             $   11,614.26                    $   11,841.25
May 31, 2002             $   11,679.43                    $   11,910.87
Jun 30, 2002             $   11,760.53                    $   12,032.48
Jul 31, 2002             $   11,900.18                    $   12,231.14
Aug 31, 2002             $   12,012.94                    $   12,308.07
Sep 30, 2002             $   12,121.73                    $   12,474.97
Oct 31, 2002             $   12,124.00                    $   12,485.57
Nov 30, 2002             $   12,076.03                    $   12,406.29
Dec 31, 2002             $   12,201.08                    $   12,577.87
Jan 31, 2003             $   12,187.26                    $   12,556.99
Feb 28, 2003             $   12,263.28                    $   12,649.03
Mar 31, 2003             $   12,258.66                    $   12,663.58
Apr 30, 2003             $   12,279.48                    $   12,690.55
May 31, 2003             $   12,335.28                    $   12,805.66
Jun 30, 2003             $   12,332.95                    $   12,807.06
Jul 31, 2003             $   12,214.18                    $   12,649.54
Aug 31, 2003             $   12,221.04                    $   12,654.34
Sep 30, 2003             $   12,340.78                    $   12,840.11
Oct 31, 2003             $   12,284.43                    $   12,755.49
Nov 30, 2003             $   12,286.88                    $   12,746.82
Dec 31, 2003             $   12,338.69                    $   12,836.68
Jan 31, 2004             $   12,367.12                    $   12,876.86
Feb 29, 2004             $   12,423.97                    $   12,968.29
Mar 31, 2004             $   12,464.23                    $   13,036.11
Apr 30, 2004             $   12,326.27                    $   12,824.02
May 31, 2004             $   12,297.85                    $   12,800.80
Jun 30, 2004             $   12,307.39                    $   12,812.32
Jul 31, 2004             $   12,352.71                    $   12,875.62
Aug 31, 2004             $   12,450.76                    $   13,014.55
Sep 30, 2004             $   12,443.56                    $   13,008.56
Oct 31, 2004             $   12,479.57                    $   13,064.76
Nov 30, 2004             $   12,441.10                    $   12,963.50
Dec 31, 2004             $   12,462.85                    $   13,007.58
Jan 31, 2005             $   12,467.70                    $   13,000.17
Feb 28, 2005             $   12,445.81                    $   12,940.36
Mar 31, 2005             $   12,440.94                    $   12,925.22

[CHART]

                               SECTOR ALLOCATIONS

U.S. Treasuries & Agencies      67.6%
Mortgage-Backed Securities      29.0%
Short-Term & Other               3.4%

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SHORT-TERM GOVERNMENT FUND                                  FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                               FOR THE SIX MONTHS                                          PERIOD FROM
                                 ENDED MARCH 31,                                          APRIL 3, 2000(1)
                                  (UNAUDITED)           YEAR ENDED SEPTEMBER 30,          TO SEPTEMBER 30,
                               ---------------------------------------------------------------------------
                                     2005          2004      2003      2002      2001         2000
                               ---------------------------------------------------------------------------
Net asset value, beginning of
   period                           $ 51.84        $ 52.56   $ 53.48   $ 53.10   $ 50.95    $ 50.00
                                    -------        -------   -------   --------   -------    -------
Investment Activities:
   Net investment income / (loss)      0.68           1.30      1.37      1.74      2.55       1.50
   Net realized and unrealized
      gains / (losses)                (0.69)         (0.87)    (0.42)     1.18      2.45       0.55
                                    -------        -------   -------   -------   -------    -------
Total from Investment Activities      (0.01)          0.43      0.95      2.92      5.00       2.05
                                    -------        -------   -------   -------   -------    -------

DISTRIBUTIONS:
Net investment income                 (0.72)         (1.15)    (1.58)    (1.79)    (2.60)     (1.10)
Net realized gains                       --             --     (0.29)    (0.75)    (0.25)        --
                                    -------        -------   -------   -------   -------    -------
Total Distributions                   (0.72)         (1.15)    (1.87)    (2.54)    (2.85)     (1.10)
                                    -------        -------   -------   -------   -------    -------
Net asset value, end of period      $ 51.11        $ 51.84   $ 52.56   $ 53.48   $ 53.10    $ 50.95
                                    =======        =======   =======   =======   =======    =======
Total return                          -0.02%          0.83%     1.81%     5.72%    10.11%      4.14%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net
   assets - net (2)                    0.73%(3)       0.73%     0.73%     0.73%     0.73%      0.73%(3)
Ratio of expenses to average net
   assets - gross                      0.88%(3)       0.85%     0.81%     0.97%     0.91%      1.25%(3)
Ratio of net investment income /
   (loss) to average net assets        2.49%(3)       2.16%     2.00%     3.55%     5.08%      5.89%(3)
Portfolio turnover rate               16.84%(3)      32.31%    55.57%    64.75%    48.30%     99.38%(3)
Net assets, end of period (000's)   $27,149        $28,981   $31,664   $25,646   $16,826    $10,199

(1)  COMMENCEMENT OF OPERATIONS.

(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(3)  ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SCHEDULE OF INVESTMENTS                               SHORT-TERM GOVERNMENT FUND

MARCH 31, 2005 (UNAUDITED)

                                                      PRINCIPAL            VALUE
                                                 -------------------------------
U.S. TREASURY OBLIGATIONS - 43.92%
U.S. TREASURY NOTES & BONDS - 43.92%
  5.750% due 11/15/05                            $    2,000,000   $    2,030,390
  4.625% due 05/15/06                                 2,000,000        2,023,984
  2.375% due 08/15/06                                 1,000,000          983,242
  2.875% due 11/30/06                                 2,000,000        1,972,812
  3.375% due 02/28/07                                 1,000,000          992,695
  4.375% due 05/15/07                                 1,000,000        1,011,172
  3.250% due 08/15/07                                 1,000,000          986,523
  3.000% due 02/15/09                                 2,000,000        1,923,360
                                                                  --------------
    Total U.S. Treasury Obligations
       (cost $12,066,224)                                             11,924,178
                                                                  --------------

U.S. AGENCY OBLIGATIONS - 23.71%
  FHLB 3.700% due 12/24/07                            2,000,000        1,947,912
  FHLMC 2.875% due 10/15/05                           2,500,000        2,492,893
  FNMA 2.875% due 09/15/05                            2,000,000        1,996,982
                                                                  --------------
    Total U.S. Agency Obligations
       (cost $6,505,738)                                               6,437,787
                                                                  --------------

MORTGAGE-BACKED SECURITIES - 17.39%
  FHLMC 5.000% due 05/01/18                             477,293          478,068
  FNMA 4.500% due 04/01/08                              391,018          392,577
  FNMA 5.000% due 12/01/08                              262,372          264,620
  FNMA 5.000% due 01/01/09                              571,197          576,093
  FNMA 5.000% due 02/01/09                              190,517          191,995
  FNMA 5.500% due 05/01/12                              405,076          414,804
  FNMA 4.500% due 03/01/17                            1,310,517        1,288,328
  FNMA 7.000% due 12/01/29                            1,040,191        1,102,734
  GNMA 9.500% due 09/15/09                               10,076           10,777
                                                                  --------------
    Total Mortgage-Backed Securities
       (cost $4,694,377)                                               4,719,996
                                                                  --------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.63%
  FHR 2791 KA 4.000% due 11/15/15                $      728,059   $      728,120
  FHR 2858 OP 4.000% due 03/15/20                       717,633          714,352
  FHR 2534 MF 3.210% due 09/15/30                       597,393          597,902
  FHR 2550 FI 3.160% due 11/15/32                     1,110,375        1,115,747
                                                                  --------------
    Total Collateralized Mortgage Obligations
       (cost $3,171,268)                                               3,156,121
                                                                  --------------

                                                         SHARES            VALUE
                                                 -------------------------------
SHORT-TERM INVESTMENTS - 2.56%
NORTHERN INSTITUTIONAL
GOVERNMENT FUND - 2.56%                                 695,332   $      695,332
                                                                  --------------
    Total Short-Term Investments
       (cost $695,332)                                                   695,332
                                                                  --------------
TOTAL INVESTMENTS - 99.21%
   (cost $27,132,939)(1)                                              26,933,414
                                                                  --------------
NORTHERN INSTITUTIONAL LIQUID
ASSET PORTFOLIO(2) - 34.99%                                            9,501,552
                                                                  --------------
OTHER ASSETS AND LIABILITIES - (34.20%)                               (9,285,895)
                                                                  --------------
TOTAL NET ASSETS - 100.00%                                        $   27,149,071
                                                                  ==============

(1) For federal income tax purposes, cost is $27,132,939 and gross unrealized appreciation and depreciation of securities as of March 31, 2005 was $81,097 and ($280,622), respectively, with a net appreciation / depreciation of ($199,525).

(2) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $11,956,464, $9,501,552, and $2,679,775, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
SHORT-TERM GOVERNMENT FUND                                  FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005 (UNAUDITED)

ASSETS
  Investments in securities, at value                             $   26,933,414
  Collateral for securities loaned, at fair value                      9,501,552
  Receivables:
    Shares sold                                                           25,487
    Interest and dividends                                               217,450
  Prepaid expenses and other                                               1,460
                                                                  --------------
                                                                      36,679,363
                                                                  --------------
LIABILITIES
  Payables:
    Payable upon return of securities loaned                           9,501,552
    Advisory fees                                                          5,034
    Administration expenses                                                3,733
    Directors' fees                                                        1,661
    Custodian fees                                                           802
    Fund accounting fees                                                   7,190
    Professional fees                                                      7,076
    Other accrued expenses                                                 3,244
                                                                  --------------
                                                                       9,530,292
                                                                  --------------
NET ASSETS*
  Paid-in capital                                                     27,518,276
  Accumulated undistributed
    net investment income                                                 91,472
  Accumulated net realized gain / (loss)
    on investments and futures contracts                                (261,152)
  Net unrealized appreciation /
    (depreciation) on investments and
    futures contracts                                                   (199,525)
                                                                  --------------
                                                                  $   27,149,071
                                                                  ==============
Investments at cost                                               $   27,132,939
Shares authorized per class ($.10 par value)                          20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                 SHARES
SHARE CLASS               NET ASSETS/          OUTSTANDING
 Class I               $     27,149,071          531,155     $    51.11

* FEDERAL TAX DATA AS OF SEPTEMBER 30, 2004

  Undistributed ordinary income                                   $      116,225

  Unrealized appreciation                                         $      151,049

   CAPITAL LOSS CARRYFORWARD                             POST-OCTOBER
     EXPIRING SEPTEMBER 30:                        CAPITAL LOSSES DEFERRED:
--------------------------------------------------------------------------------
       2011          2012                             SEPTEMBER 30, 2004
       ----          ----                             ------------------
   $  (22,527)   $ (147,729)                              $   66,876

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

INVESTMENT INCOME
  Interest                                                        $      443,879
  Other income                                                             6,178
                                                                  --------------
                                                                         450,057
                                                                  --------------
EXPENSES
  Advisory fees                                                           62,859
  Administration expenses                                                 13,969
  Custodian fees and expenses                                              2,008
  Fund accounting fees                                                    20,592
  Professional fees                                                       10,454
  Directors' fees                                                          2,166
  Transfer agent fees                                                      8,003
  Other expenses                                                           2,850
                                                                  --------------
                                                                         122,901
  Reimbursements and waivers                                             (20,929)
                                                                  --------------
                                                                         101,972
                                                                  --------------
NET INVESTMENT INCOME / (LOSS)                                           348,085
                                                                  --------------

REALIZED AND UNREALIZED GAIN / (LOSS)
  Net realized gain / (loss) on investments
    and options                                                            1,923
  Net change in unrealized appreciation /
    (depreciation) on investments                                       (350,574)
                                                                  --------------

NET REALIZED AND UNREALIZED
  GAIN / (LOSS)                                                         (348,651)
                                                                  --------------

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                     $         (566)
                                                                  ==============

TRANSACTIONS WITH AFFILIATES:

              PERCENT OF CURRENT
                NET ASSET VALUE
---------------------------------------------
  ADVISORY       ADMINISTRATION      EXPENSE
    FEE               FEE            LIMIT(1)      WAIVER       REIMBURSEMENT
-----------------------------------------------------------------------------
    0.45%             0.10%           0.28%        $   --         $   20,929

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE SIX MONTHS
                                                                      ENDED MARCH 31,     YEAR ENDED
                                                                        (UNAUDITED)      SEPTEMBER 30,
                                                                     -----------------------------------
                                                                           2005             2004
                                                                     -----------------------------------
OPERATIONS
  Net investment income / (loss)                                          $   348,085    $   623,326
  Net realized gain / (loss) on investments and futures                         1,923         57,616
  Net change in unrealized appreciation / (depreciation) on investments      (350,574)      (446,981)
                                                                          -----------    -----------
                                                                                 (566)       233,961
                                                                          -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income                                                      (398,420)      (637,398)
                                                                          -----------    -----------
                                                                             (398,420)      (637,398)
                                                                          -----------    -----------
FUND SHARE TRANSACTIONS
  Proceeds from shares sold                                                 2,318,283      6,397,892
  Reinvestment of distributions                                               398,420        637,398
  Payments for shares redeemed                                             (4,149,337)    (9,315,505)
                                                                          -----------    -----------
                                                                           (1,432,634)    (2,280,215)
                                                                          -----------    -----------
NET INCREASE / (DECREASE) IN NET ASSETS                                    (1,831,620)    (2,683,652)
NET ASSETS
  Beginning of period                                                      28,980,691     31,664,343
                                                                          -----------    -----------
  End of period                                                           $27,149,071    $28,980,691
                                                                          ===========    ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                           $    91,472    $   116,225
                                                                          ===========    ===========

FUND SHARE TRANSACTIONS
  Sold                                                                         45,016        123,161
  Reinvestment of distributions                                                 7,750         12,271
  Redeemed                                                                    (80,660)      (178,798)
                                                                          -----------    -----------
    Net increase / (decrease) from fund share transactions                    (27,894)       (43,366)
                                                                          ===========    ===========

TOTAL COST OF PURCHASES OF:
  U.S. Government Securities                                              $ 3,959,402    $ 8,028,046
                                                                          -----------    -----------
                                                                          $ 3,959,402    $ 8,028,046
                                                                          ===========    ===========

TOTAL PROCEEDS FROM SALES OF:
  U.S. Government Securities                                              $ 1,648,651    $ 7,547,548
                                                                          -----------    -----------
                                                                          $ 1,648,651    $ 7,547,548
                                                                          ===========    ===========

*TAX CHARACTER OF DISTRIBUTIONS PAID
  Ordinary income                                                         $   398,420    $   637,398
                                                                          -----------    -----------
                                                                          $   398,420    $   637,398
                                                                          ===========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                            HIGH YIELD BOND FUND

OBJECTIVE - Seeks high current income and capital appreciation, secondarily.

STRATEGY - Under normal circumstances, the High Yield Bond Fund (the "Fund") will invest at least 80% of its assets in high yield, high risk bonds, also known as "junk" bonds, with intermediate maturities.

MANAGER'S COMMENTS:

For the six-month period ended March 31, 2005, the Fund provided a total return of 2.33% (before the impact of any product or contract-level fees). The Fund's return slightly trailed the Merrill Lynch High Yield Master II Index return of 3.03% for the same period. The primary reasons for the fund's underperformance include fund expenses and exposure to certain lower quality securities.

The high yield market remained strong during the fourth quarter of 2004, but then provided a negative return for the 1st quarter of 2005. Before the sell-off in the first quarter, spreads on high yield securities had reached seven year lows. Therefore, it is not surprising that the market retrenched. The catalyst for the sell-off was the prospect that General Motors debt would be downgraded to below investment grade status. With roughly $300 billion in debt, the fear is that General Motors debt would simply flood the high yield marketplace. Many investors are not waiting for the downgrade to occur. Rather, they are positioning themselves today for that eventuality. The dislocations caused in both the high yield and high grade corporate bond markets were nothing short of spectacular. Both markets were materially negatively affected as the ripple effect was felt by all participants in the corporate bond marketplace. Even with the sell-off though, high yield bonds provided a better return than Treasuries, Mortgage-backed and investment grade corporate bonds during the period.

The yield curve flattened materially during the period. The yield on the 2 year Treasury note rose by 117 basis points during the period, while the yield on the 30 year Treasury bond declined 13 basis points. The flattening in the yield curve suggests that fixed income market participants believe that inflation is under control, and that economic growth will slow in the near term. Slowing economic growth would not be a positive for high yield investors.

Looking ahead, we believe that the economy will continue to grow for the balance of 2005, albeit at a slower pace. We expect corporate profitability to improve modestly and expect default rates to remain near cyclical lows. We expect the yield spread between Treasury bonds and high yield bonds to fluctuate the remainder of the year, with a slight bias toward tightening. While this is not a bad environment for the high yield marketplace, there are clearly items to be concerned about. Stubbornly high oil prices are clearly putting a drag on the economy and corporate profitability. In addition, the increasing rate of inflation is troubling and will negatively affect all fixed income returns if it translates into higher bond yields. Therefore, we remain slightly defensive as we move into the second quarter of 2005.

                                    FUND DATA

       Managers:                              Team Managed
       Inception Date:                        July 9, 2001
       Total Net Assets:                      $18.8 Million
       Number of Holdings:                    54
       Average Duration:                      4.05 years
       Average Maturity:                      6.60 years
       Average Credit Quality:                B/B2
       Current Yield:                         7.77%

[CHART]

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

Summit High Yield Bond Fund - Average Annual Total Return

         1-YEAR     3-YEAR    SINCE INCEPTION
          5.05%      7.92%         5.30%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

               SUMMIT HIGH YIELD BOND FUND   MERRILL LYNCH HIGH YIELD MASTER II INDEX
Jul 9, 2001           $        10,000                  $      10,000
Jul 31, 2001          $        10,000                  $      10,117
Aug 31, 2001          $        10,033                  $      10,197
Sep 30, 2001          $         9,169                  $       9,493
Oct 31, 2001          $         9,551                  $       9,796
Nov 30, 2001          $         9,955                  $      10,141
Dec 31, 2001          $         9,838                  $      10,061
Jan 31, 2002          $         9,561                  $      10,116
Feb 28, 2002          $         9,302                  $       9,983
Mar 31, 2002          $         9,646                  $      10,234
Apr 30, 2002          $         9,772                  $      10,398
May 31, 2002          $         9,812                  $      10,318
Jun 30, 2002          $         9,087                  $       9,520
Jul 31, 2002          $         8,776                  $       9,150
Aug 31, 2002          $         8,939                  $       9,378
Sep 30, 2002          $         8,563                  $       9,232
Oct 31, 2002          $         8,370                  $       9,155
Nov 30, 2002          $         9,015                  $       9,727
Dec 31, 2002          $         9,011                  $       9,869
Jan 31, 2003          $         9,136                  $      10,165
Feb 28, 2003          $         9,257                  $      10,302
Mar 31, 2003          $         9,487                  $      10,574
Apr 30, 2003          $         9,958                  $      11,188
May 31, 2003          $         9,989                  $      11,316
Jun 30, 2003          $        10,297                  $      11,633
Jul 31, 2003          $        10,137                  $      11,476
Aug 31, 2003          $        10,282                  $      11,622
Sep 30, 2003          $        10,612                  $      11,938
Oct 31, 2003          $        10,879                  $      12,185
Nov 30, 2003          $        10,899                  $      12,354
Dec 31, 2003          $        11,107                  $      12,647
Jan 31, 2004          $        11,288                  $      12,851
Feb 29, 2004          $        11,341                  $      12,837
Mar 31, 2004          $        11,541                  $      12,922
Apr 30, 2004          $        11,315                  $      12,837
May 31, 2004          $        11,158                  $      12,635
Jun 30, 2004          $        11,344                  $      12,819
Jul 31, 2004          $        11,475                  $      12,992
Aug 31, 2004          $        11,722                  $      13,228
Sep 30, 2004          $        11,847                  $      13,412
Oct 31, 2004          $        12,040                  $      13,671
Nov 30, 2004          $        12,174                  $      13,813
Dec 31, 2004          $        12,310                  $      14,021
Jan 31, 2005          $        12,297                  $      14,007
Feb 28, 2005          $        12,472                  $      14,207
Mar 31, 2005          $        12,127                  $      13,819

                                QUALITY BREAKDOWN

                          (% OF PORTFOLIO)
                          ----------------
        BB                      37%
        B                       43%
        CCC                     15%
        D                        5%

[CHART]

                               SECTOR ALLOCATIONS

Common Stock                   9.4%
Preferred Stock                1.9%
Corporate Bonds & Notes       84.8%
Short-Term & Other             3.9%

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL HIGHLIGHTS                                        HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                               FOR THE SIX MONTHS                             PERIOD FROM
                                                 ENDED MARCH 31,                             JULY 9, 2001(1)
                                                  (UNAUDITED)     YEAR ENDED SEPTEMBER 30,   TO SEPTEMBER 30,
                                                -------------------------------------------------------------
                                                     2005         2004       2003      2002       2001
                                                -------------------------------------------------------------

Net asset value, beginning of period               $ 27.59       $ 26.67      23.48   $ 27.60    $  30.30
                                                   -------       -------    -------   --------    -------
Investment Activities:
  Net investment income / (loss)                      0.84          1.90       2.20      2.39        0.65
  Net realized and unrealized gains / (losses)       (0.19)         1.08       3.13     (3.98)      (3.15)
                                                   -------       -------    -------   -------    --------
Total from Investment Activities                      0.65          2.98       5.33     (1.59)      (2.50)
                                                   -------       -------    -------   -------    --------
DISTRIBUTIONS:
Net investment income                                (0.83)        (2.06)     (2.14)    (2.53)      (0.20)
                                                   -------       -------    -------   -------    --------
Total Distributions                                  (0.83)        (2.06)     (2.14)    (2.53)      (0.20)
                                                   -------       -------    -------   -------    --------
Net asset value, end of period                     $ 27.41       $ 27.59    $ 26.67   $ 23.48    $  27.60
                                                   =======       =======    =======   =======    ========
Total return                                          2.33%        11.64%     23.92%    -6.61%      -8.31%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net assets - net (2)     1.20%(3)      1.21%      1.18%     1.22%       1.30%(3)
Ratio of expenses to average net assets - gross       1.20%(3)      1.21%      1.18%     1.22%       1.30%(3)
Ratio of net investment income / (loss)
  to average net assets                               5.99%(3)      6.93%      8.80%     8.86%       9.11%(3)
Portfolio turnover rate                             117.08%(3)    162.69%    214.02%   185.02%     111.21%(3)
Net assets, end of period (000's)                  $18,810       $18,777    $18,519   $16,420    $ 18,850

(1)  COMMENCEMENT OF OPERATIONS.

(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(3)  ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
HIGH YIELD BOND FUND                                     SCHEDULE OF INVESTMENTS

MARCH 31, 2005 (UNAUDITED)

                                                                          SHARES            VALUE
                                                                  -------------------------------
PREFERRED STOCKS - 1.94%
MEDIA & CABLE - 1.94%
  Paxson Communications 14.25% PIK Dividend                               56,303   $      364,225
                                                                                   --------------
    Total Preferred Stocks
      (cost $439,375)                                                                     364,225
                                                                                   --------------

COMMON STOCKS - 9.36%
CONSUMER NON-DURABLE - 0.58%
  Simonds Industries Inc.
    (Acquired 4/8/1997, Cost $1,000,000)(4)(5)(6)+*                        2,746          109,840
                                                                                   --------------
ENERGY - 4.15%
  NRG Energy Inc.                                                         20,000          683,000
  High Voltage Engineering Corp.                                          30,000           97,500
                                                                                   --------------
                                                                                          780,500
                                                                                   --------------
INSURANCE - 2.71%
  Conseco Inc.                                                            25,000          510,500
                                                                                   --------------
TELECOMMUNICATIONS - 1.92%
  MCI Inc.                                                                14,476          360,742
                                                                                   --------------
    Total Common Stocks
      (cost $2,539,825)                                                                 1,761,582
                                                                                   --------------

                                                                       PRINCIPAL            VALUE
                                                                  -------------------------------
CORPORATE BONDS AND NOTES - 84.77%
AEROSPACE & DEFENSE - 1.04%
  Hexcel Corp.
    (9.750% due 01/15/09)                                         $      187,000   $      194,611
                                                                                   --------------
AIR TRANSPORTATION - 3.15%
  Atlas Air Inc.
    (7.380% due 01/02/18)                                                 85,451           84,526
  Jet Equipment(2)(5)(6)*
    (7.630% due 08/15/12)                                                805,625          507,543
                                                                                   --------------
                                                                                          592,069
                                                                                   --------------
CONSUMER CYCLICAL - 2.88%
  Accuride Corp.(2)
    (8.500% due 02/01/15)                                                500,000          490,000
  Boise Cascade(2)
    (5.535% due 10/15/12)                                                 50,000           51,000
                                                                                   --------------
                                                                                          541,000
                                                                                   --------------
CONSUMER NON-DURABLE - 18.02%
  American Restaurant Group Inc.(5)
    (11.500% due 11/01/06)                                               750,000          465,000
  Amerigas Partner
    (8.875% due 05/20/11)                                                500,000          530,000
  Del Monte Corp.(2)
    (6.750% due 02/15/15)                                                250,000          243,750
  Dex Media West
    (9.875% due 08/15/13)                                                250,000          278,750
  Land O'Lakes
    (7.450% due 03/15/28)                                                500,000          347,500
  Landry's Restaurant(2)
    (7.500% due 12/15/14)                                                500,000          485,000
  PQ Corp.(2)
    (7.500% due 02/15/13)                                                125,000          123,125
  RH Donnelley Financial Corp.(2)
     (8.875% due 12/15/10)                                        $      250,000   $      272,500
  RH Donnelley Financial Corp.(2)
     (10.875% due 12/15/12)                                              250,000          288,125
  Werner Holdings Co. Inc.
     (10.000% due 11/15/07)                                              500,000          355,000
                                                                                   --------------
                                                                                        3,388,750
                                                                                   --------------
ELECTRIC - 3.61%
  AES Corporation
     (9.375% due 09/15/10)                                               500,000          551,250
  Sierra Pac Power
     (6.250% due 04/15/12)                                               125,000          126,875
                                                                                   --------------
                                                                                          678,125
                                                                                   --------------
ENERGY - 16.48%
  Aventine Renewable Energy(2)
     (9.010% due 12/15/11)                                               250,000          253,750
  Calpine Corp.
     (10.500% due 05/15/06)                                              500,000          492,500
  Chesapeake Energy
     (9.000% due 08/15/12)                                               500,000          551,875
  Nevada Power Co.
     (6.500% due 04/15/12)                                               125,000          129,062
  Northwest Pipeline Corp.
     (8.125% due 03/01/10)                                               250,000          267,500
  Southern Energy Inc.(2)(5)
     (7.900% due 07/15/09)                                               500,000          398,750
  Stone Energy(2)
     (6.750% due 12/15/14)                                               500,000          485,000
  Williams Co.
     (7.125% due 09/01/11)                                               500,000          521,875
                                                                                   --------------
                                                                                        3,100,312
                                                                                   --------------
HEALTH CARE - 7.86%
  Davita Inc.
     (7.250% due 03/15/15)                                               125,000          122,500
  Fisher Scientific International
     (8.000% due 09/01/13)                                               500,000          543,750
  Genesis Healthcare Corp.
     (8.000% due 10/15/13)                                               250,000          272,500
  Resoulution Performance
     (13.500% due 11/15/10)                                              500,000          540,000
                                                                                   --------------
                                                                                        1,478,750
                                                                                   --------------
HOMEBUILDING - 5.21%
  Tech Olympic USA Inc.
     (9.000% due 07/01/10)                                               500,000          518,000
  WCI Communities Inc. Sr. Sub Nts.(6)
     (6.625% due 03/15/15)                                               500,000          462,500
                                                                                   --------------
                                                                                          980,500
                                                                                   --------------
HOTEL & GAMING - 5.34%
  La Quinta Properties
     (7.000% due 08/15/12)                                               250,000          253,125
  MGM Mirage
     (6.750% due 09/01/12)                                               500,000          503,750
  Station Casinos
     (6.000% due 04/01/12)                                               250,000          248,125
                                                                                   --------------
                                                                                        1,005,000
                                                                                   --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                       PRINCIPAL            VALUE
                                                                  -------------------------------
MEDIA & CABLE - 10.95%
  Charter Communications
    (4.750% due 06/01/06)                                         $      250,000   $      236,875
  Charter Communications(2)
    (8.000% due 04/30/12)                                                250,000          248,750
  CSC Holdings
    (8.125% due 08/15/09)                                                500,000          527,500
  Emmis Operating Co.
    (6.875% due 05/15/12)                                                500,000          490,000
  Panamsat Holdings Corp.(2)
    (0.000% / 10.375% step bond due 11/01/14)                            500,000          325,000
  Paxson Communications
    (0.000% / 12.75% step bond due 01/15/09)                             250,000          232,500
                                                                                   --------------
                                                                                        2,060,625
                                                                                   --------------
PRINTING & PUBLISHING - 1.39%
  Cadmus Communications
    (8.375% due 06/15/14)                                                250,000          261,250
                                                                                   --------------
REAL ESTATE - 2.69%
  Corrections Corp. of America
    (7.500% due 05/01/11)                                                500,000          506,250
                                                                                   --------------
TELECOMMUNICATIONS - 6.15%
  IWO Escrow Co.(2)
    (0.000% / 10.75% step bond due 01/15/15)                      $      250,000   $      160,000
  MCI Inc.
    (5.908% due 05/01/07)                                                500,000          508,750
  Qwest Communications International(2)
    (7.750% due 02/15/14)                                                500,000          488,750
                                                                                   --------------
                                                                                        1,157,500
                                                                                   --------------
    Total Corporate Bonds and Notes
      (cost $16,167,243)                                                               15,944,742
                                                                                   --------------

                                                                          SHARES            VALUE
                                                                  -------------------------------
SHORT-TERM INVESTMENTS - 5.51%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 5.51%                                                           1,035,744   $    1,035,744
                                                                                   --------------
    Total Short-Term Investments
      (cost $1,035,744)                                                                 1,035,744
                                                                                   --------------
TOTAL INVESTMENTS - 101.58%
  (cost $20,182,186)(1)                                                                19,106,293
                                                                                   --------------
NORTHERN INSTITUTIONAL LIQUID ASSET
PORTFOLIO(3) - 33.29%                                                                   6,262,427
                                                                                   --------------
OTHER ASSETS AND LIABILITIES - (34.87%)                                                (6,559,020)
                                                                                   --------------
TOTAL NET ASSETS - 100.00%                                                         $   18,809,700
                                                                                   ==============

*    Non-income producing

+    Illiquid

(1) For federal income tax purposes, cost is $20,360,451 and gross unrealized appreciation and depreciation of securities as of March 31, 2005 was $727,468 and ($1,844,894), respectively, with a net appreciation / depreciation of ($1,117,426).

(2) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) This security was purchased with cash collateral held from securities lending. The market value of the securities on loan, the collateral purchased with cash, and the noncash collateral accepted is $6,357,006, $6,262,427, and $219,600, respectively.

(4)  Represent restricted private placement shares.

(5)  Security in default.

(6) Valued at fair value as determined in good faith under procedures adopted by the Board of Directors.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
HIGH YIELD BOND FUND                                        FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005 (UNAUDITED)

ASSETS
  Investments in securities, at value                             $   19,106,293
  Collateral for securities loaned,
    at fair value                                                      6,262,427
  Receivables:
    Securities sold                                                      134,793
    Interest and dividends                                               271,950
  Variation margin                                                        23,960
  Prepaid expenses and other                                                 823
                                                                  --------------
                                                                      25,800,246
                                                                  --------------
LIABILITIES
  Payables:
    Investment securities purchased                                      534,280
    Shares redeemed                                                       68,390
    Payable upon return of securities loaned                           6,262,427
    Bank overdraft                                                        93,750
    Advisory fees                                                         10,646
    Administration expenses                                                1,638
    Directors' fees                                                          881
    Custodian fees                                                           710
    Fund accounting fees                                                   7,166
    Professional fees                                                      7,336
    Other accrued expenses                                                 3,322
                                                                  --------------
                                                                       6,990,546
                                                                  --------------
NET ASSETS*
  Paid-in capital                                                     41,902,471
  Accumulated undistributed net
    investment income                                                    148,054
  Accumulated net realized gain / (loss)
    on investments and futures contracts                             (22,164,932)
  Net unrealized appreciation / (depreciation)
    on investments and futures contracts                              (1,075,893)
                                                                  --------------
                                                                  $   18,809,700
                                                                  ==============

Investments at cost                                               $   20,182,186
Shares authorized per class ($.10 par value)                          20,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                               SHARES
SHARE CLASS              NET ASSETS/         OUTSTANDING
 Class I              $     18,809,700         686,111     $     27.41

*FEDERAL TAX DATA AS OF SEPTEMBER 30, 2004

Undistributed ordinary income                                     $     140,455

                                                                   POST-OCTOBER
                 CAPITAL LOSS CARRYFORWARD                        CAPITAL LOSSES
                   EXPIRING SEPTEMBER 30:                           DEFERRED:
--------------------------------------------------------------------------------
                                                                  SEPTEMBER 30,
      2009             2010            2011            2012           2004
 --------------  --------------   --------------   ------------   --------------
$  (19,121,451)  $   (1,527,322)  $   (1,025,886)  $   (791,075)     $    --

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

INVESTMENT INCOME
  Interest                                                        $      660,746
  Dividends                                                                5,790
  Other income                                                            20,969
                                                                  --------------
                                                                         687,505
                                                                  --------------
EXPENSES
  Advisory fees                                                           61,992
  Administration expenses                                                  9,537
  Custodian fees and expenses                                              1,700
  Fund accounting fees                                                    21,299
  Professional fees                                                        9,469
  Directors' fees                                                          1,274
  Transfer agent fees                                                      8,089
  Other expenses                                                           1,683
                                                                  --------------
                                                                         115,043
                                                                  --------------
NET INVESTMENT INCOME / (LOSS)                                           572,462
                                                                  --------------

REALIZED AND UNREALIZED GAIN / (LOSS)
  Net realized gain / (loss) on investments
    and options                                                          300,545
  Net change in unrealized appreciation /
    (depreciation) on investments                                       (428,577)
                                                                  --------------

NET REALIZED AND UNREALIZED
  GAIN / (LOSS)                                                         (128,032)
                                                                  --------------

NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                     $      444,430
                                                                  ==============

TRANSACTIONS WITH AFFILIATES:

         PERCENT OF CURRENT
           NET ASSET VALUE
------------------------------------------------
                  ADMINISTRATION      EXPENSE
   ADVISORY FEE        FEE            LIMIT(1)      WAIVER       REIMBURSEMENT
------------------------------------------------------------------------------
       0.65%           0.10%             --          $  --          $  --

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE SIX MONTHS
                                                                       ENDED MARCH 31,      YEAR ENDED
                                                                         (UNAUDITED)       SEPTEMBER 30,
                                                                       ---------------------------------
                                                                            2005                2004
                                                                       ---------------------------------
OPERATIONS
  Net investment income / (loss)                                          $    572,462    $  1,276,639
  Net realized gain / (loss) on investments and futures                        300,545         656,521
  Net change in unrealized appreciation / (depreciation) on investments       (428,577)         99,125
                                                                          ------------    ------------
                                                                               444,430       2,032,285
                                                                          ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS*
  Net investment income                                                       (564,605)     (1,390,524)
                                                                          ------------    ------------
                                                                              (564,605)     (1,390,524)
                                                                          ------------    ------------
FUND SHARE TRANSACTIONS
  Proceeds from shares sold                                                  2,228,430       2,728,128
  Reinvestment of distributions                                                151,286         296,111
  Payments for shares redeemed                                              (2,226,792)     (3,408,521)
                                                                          ------------    ------------
                                                                               152,924        (384,282)
                                                                          ------------    ------------
NET INCREASE / (DECREASE) IN NET ASSETS                                         32,749         257,479
NET ASSETS
  Beginning of period                                                       18,776,951      18,519,472
                                                                          ------------    ------------
  End of period                                                           $ 18,809,700    $ 18,776,951
                                                                          ============    ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                           $    148,054    $    140,454
                                                                          ============    ============

FUND SHARE TRANSACTIONS
  Sold                                                                          79,780         100,404
  Reinvestment of distributions                                                  5,420          11,036
  Redeemed                                                                     (79,665)       (125,132)
                                                                          ------------    ------------
    Net increase / (decrease) from fund share transactions                       5,535         (13,692)
                                                                          ============    ============
TOTAL COST OF PURCHASES OF:
  Common Stocks                                                           $    187,738    $  2,642,691
  U.S. Government Securities                                                 1,002,383       1,001,445
  Corporate Bonds                                                            9,699,601      25,305,340
                                                                          ------------    ------------
                                                                          $ 10,889,722    $ 28,949,476
                                                                          ============    ============
TOTAL PROCEEDS FROM SALES OF:
  Common Stocks                                                           $    288,481    $  1,421,123
  U.S. Government Securities                                                 1,006,211       1,006,602
  Corporate Bonds                                                            9,518,831      28,084,773
                                                                          ------------    ------------
                                                                          $ 10,813,523    $ 30,512,498
                                                                          ============    ============
*TAX CHARACTER OF DISTRIBUTIONS PAID
  Ordinary income                                                         $    564,605    $  1,390,524
                                                                          ------------    ------------
                                                                          $    564,605    $  1,390,524
                                                                          ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                               MONEY MARKET FUND

OBJECTIVE - Seeks to maintain stability of capital and to maintain the liquidity of capital and to provide current income.

STRATEGY - The Money Market Fund (the "Fund") intends to invest 100% of the value of its assets in high quality short-term securities.

MANAGER'S COMMENTS:

The economic momentum has yet to slow in light of the obstacles in the last semi-annual period. The U.S. trade deficit surged to record levels, driven by both strong domestic demand for imports and the recent jump in oil prices. High oil prices, which have topped $57/barrel due to tight supplies and high demand, have threatened both consumer spending and inflation. While corporate profits fared well, spreads have widened due to setbacks experienced in the airline, auto, pharmaceutical, and insurance industries. Despite the challenges presented, the economy continued to prove resilient and still experienced a healthy degree of growth.

The U.S economy expanded at a 3.8% annual rate in the 4th quarter of 2004, and economists forecast 4% growth in the 1st quarter of 2005. Even as oil and gasoline prices set records, consumer and corporate spending are helping to keep growth above the last decade's annual average of 3.3%. As corporate profits have improved, hiring has followed. The previously ambiguous labor market has also been steadily firming up as the monthly non farm payrolls have averaged 175,000 new jobs over the last two quarters. Given consistent job growth, investors shifted their focus to inflation as the catalyst for change in monetary policy, while the Fed continued to warn of upside price risks and expressed confusion regarding low long-term rates.

Since October 2004, the Fed has raised their target rate 100 bps to 2.75%. While maintaining a balanced bias, they have tightened their policy by 25 bps consecutively at each of their last meetings. With inflation apparently contained, the Fed has been content with eliminating the excess accommodation of low rates at a "measured" pace. The recently more transparent Fed has also suggested that the pace of any continued tightening will be dependent on economic conditions in the months to come.

Money market yields have increased in line with Fed policy, with one year Libor rising over 135 bps in yield in the last six months. We shortened the fund throughout the 4th quarter, only to put on some duration in 2005 as the market began to appropriately price in the forthcoming rate hikes. We are maintaining a healthy position in floating rate securities and monitoring economic developments in order to gauge the pace of tightening in the upcoming quarter.

                                    FUND DATA

     Manager:                 Subadvised by
                              Deutsche Investment
                              Management Americas Inc.
     Inception Date:          June 28, 2000
     Total Net Assets:        $100.8 Million
     7-day Yield:             2.30%

[CHART]

                               SECTOR ALLOCATIONS

Short-Term Investments and Other        100.0%

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL HIGHLIGHTS                                           MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                                 MONEY MARKET FUND
                                  ---------------------------------------------------------------------------
                                  FOR THE SIX MONTHS                                           PERIOD FROM
                                    ENDED MARCH 31,                                          JUNE 28, 2000(1)
                                     (UNAUDITED)          YEAR ENDED SEPTEMBER 30,          TO SEPTEMBER 30,
                                  ---------------------------------------------------------------------------
                                      2005          2004       2003       2002       2001       2000
                                  ---------------------------------------------------------------------------
Net asset value, beginning of
  period                              $   1.00      $   1.00   $   1.00   $   1.00   $  1.00   $  1.00
                                      --------      --------   --------   --------   -------   -------
Investment Activities:
   Net investment income / (loss)         0.01          0.01       0.01       0.02      0.05      0.02
                                      --------      --------   --------   --------   -------   -------
Total from Investment Activities          0.01          0.01       0.01       0.02      0.05      0.02
                                      --------      --------   --------   --------   -------   -------
DISTRIBUTIONS:
Net investment income                    (0.01)        (0.01)     (0.01)     (0.02)    (0.05)    (0.02)
                                      --------      --------   --------   --------   -------   -------
Total Distributions                      (0.01)        (0.01)     (0.01)     (0.02)    (0.05)    (0.02)
                                      --------      --------   --------   --------   -------   -------
Net asset value, end of period        $   1.00      $   1.00   $   1.00   $   1.00   $  1.00   $  1.00
                                      ========      ========   ========   ========   =======   =======
Total return                              0.88%         0.79%      0.95%      1.64%     4.99%     1.64%

RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average net
  assets - net (2)                        0.45%(3)      0.45%      0.45%      0.44%     0.43%     0.45%(3)
Ratio of expenses to average net
  assets - gross                          0.61%(3)      0.59%      0.56%      0.60%     0.48%     0.54%(3)
Ratio of net investment income /
  (loss) to average net assets            1.76%(3)      0.79%      0.95%      1.62%     4.78%     6.41%(3)
Net assets, end of period (000's)     $100,774      $103,499   $112,651   $120,401   $86,889   $64,489

(1)  COMMENCEMENT OF OPERATIONS.

(2) NET EXPENSES REPRESENT GROSS EXPENSES REDUCED BY FEES WAIVED AND/OR REIMBURSED BY THE ADVISER.

(3)  ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
MONEY MARKET FUND                                        SCHEDULE OF INVESTMENTS

MARCH 31, 2005 (UNAUDITED)

                                                       PRINCIPAL           VALUE
                                                   -----------------------------
SHORT-TERM INVESTMENTS - 99.62%
COMMERCIAL PAPER - 99.62%
  American Express Credit
     (2.933% due 04/18/05)                         $   5,000,000   $   5,000,310
  Barclays Bank
     (3.020% due 06/30/05)                             1,000,000         999,999
  Barclays Bank
     (3.060% due 08/09/05)                             2,000,000       2,000,000
  British Tansco Capital, Inc.(1)
     (2.770% due 05/04/05)                             1,000,000         997,461
  Cancara Asset Securitization(1)
     (2.780% due 04/25/05)                             4,000,000       3,992,587
  CC (USA) Inc.(1)
     (2.630% due 04/25/05)                             2,000,000       1,996,493
  Charta Corporation(1)
     (2.800% due 04/28/05)                             5,000,000       4,989,500
  Citibank
     (2.510% due 04/04/05)                             2,000,000       2,000,000
  CIT Group Inc(1)
     (2.360% due 04/04/05)                             1,000,000         999,803
  Credit Suisse First Boston
     (2.970% due 09/09/05)                             2,000,000       2,000,211
  Depfa Bank
     (2.990% due 06/15/05)                             1,000,000       1,000,000
  Depfa Bank
     (3.220% due 02/06/06)                             1,000,000       1,000,000
  Falcon Asset Securitization(1)
     (2.790% due 04/12/05)                             5,000,000       4,995,738
  Federal National Mortgage Corp.
     (1.750% due 05/23/05)                             1,500,000       1,500,000
  Federal National Mortgage Corp.
     (2.550% due 10/07/05)                             4,000,000       4,000,000
  Federal National Mortgage Assistance Notes
     (2.625% due 09/07/06)                             1,000,000         998,882
  Giro Funding US Corp.(1)
     (2.780% due 05/03/05)                             4,000,000       3,990,116
  Goldman Sachs Group
     (1.975% due 08/10/05)(2)+                         2,000,000       2,000,000
  Goldman Sachs Group
     (2.630% due 10/28/05)                             1,000,000       1,000,000
  Household Finance Co.
     (2.920% due 08/18/05)                             3,000,000       3,001,566
  International Business Machine
     (2.724% due 12/08/05)                             1,000,000         999,766
  Irish Life & Permanent(1)
     (2.430% due 05/16/05)                             4,000,000       3,987,850
  Liberty Street Funding(1)
     (2.780% due 04/21/05)                         $   4,000,000   $   3,993,822
  Liberty Street Funding(1)
     (3.020% due 06/23/05)                             1,000,000         993,038
  Mane Funding Corp.(1)
     (2.790% due 04/19/05)                             5,000,000       4,993,025
  Met Life Global Funding
     (2.735% due 03/06/06)                             2,000,000       2,000,000
  Morgan Stanley
     (2.400% due 04/19/05)                             2,000,000       2,000,000
  Morgan Stanley
     (2.570% due 11/15/05)                             2,000,000       2,000,000
  Natexis Banque Populaires
     (2.550% due 04/29/05)                             5,000,000       5,000,000
  Morthern Rock
     (3.000% due 06/22/05)                             2,000,000       2,000,000
  Perry Global Funding(1)
     (2.740% due 04/25/05)                             2,000,000       1,996,347
  Royal Bank of Scotland
     (2.810% due 05/03/05)                             5,000,000       5,000,000
  RWE(1)
     (2.910% due 08/01/05)                             3,000,000       2,970,415
  Sanofi-Aventis(1)
     (2.610% due 04/11/05)                             4,000,000       3,997,100
  Sanofi-Aventis(1)
     (2.740% due 05/03/05)                             1,000,000         997,564
  Societe Generale
     (2.955% due 08/08/05)                             2,000,000       2,000,035
  Societe Generale
     (3.265% due 03/03/06)                             1,000,000       1,000,000
  Toronto Dominion Holdings
     (2.500% due 05/27/05)                             2,000,000       2,000,015
  Westlb
     (2.960% due 04/01/05)                             4,000,000       4,000,000
                                                                   -------------
    Total Short-Term Investments
       (cost $100,391,643)                                           100,391,643
                                                                   -------------
SHORT-TERM INVESTMENTS - 1.35%
NORTHERN TRUST DIVERSIFIED ASSETS
FUND - 1.35%                                           1,358,615       1,358,615
                                                                   -------------
    Total Short-Term Investments
       (cost $1,358,615)                                               1,358,615
                                                                   -------------
TOTAL INVESTMENTS - 100.97%
   (cost $101,750,258)                                               101,750,258
                                                                   -------------
OTHER ASSETS AND LIABILITIES - (0.97%)                                  (976,710)
                                                                   -------------
TOTAL NET ASSETS - 100.00%                                         $ 100,773,548
                                                                   =============

+    Illiquid

(1) Security is exempt from registration under Rule 144(a) of the Securities Act of 1933. It may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund's Board for 4(2) paper that requires each security to be rated in one of the two highest rating categories by at least two nationally recognized rating organizations ("NRSO"), or if one NRSO rates the security, by that NRSO.

(2) Security is exempt from registration under Rule 144(a) of the Securities Act of 1933. It may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid for not meeting the required criteria adopted by the Fund's Board to be classified a liquid security. The aggregate of such securities are limited to 10% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
FINANCIAL STATEMENTS                                           MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005 (UNAUDITED)

                                                                     MONEY
                                                                     MARKET
                                                                      FUND
                                                                ----------------
ASSETS
   Investments in securities, at value                          $    101,750,258
   Receivables:
      Shares sold                                                            903
      Interest and dividends                                             150,167
   Prepaid expenses and other                                              5,352
                                                                ----------------
                                                                     101,906,680
                                                                ----------------
LIABILITIES
   Payables:
      Shares redeemed                                                     64,537
      Bank overdraft                                                   1,000,083
      Advisory fees                                                       28,276
      Administration expenses                                              8,538
      Directors' fees                                                      5,370
      Custodian fees                                                       3,411
      Fund accounting fees                                                 8,297
      Professional fees                                                    9,020
      Other accrued expenses                                               5,600
                                                                ----------------
                                                                       1,133,132
                                                                ----------------
NET ASSETS
   Paid-in capital                                                   100,773,548
                                                                ----------------
                                                                $    100,773,548
                                                                ================
Investments at cost                                             $    101,750,258

Shares authorized per class ($.10 par value)                         200,000,000

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                    SHARES
SHARE CLASS                    NET ASSETS/       OUTSTANDING
 Class I                    $   100,773,548      100,773,548    $           1.00

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

                                                                     MONEY
                                                                     MARKET
                                                                      FUND
                                                                ----------------
INVESTMENT INCOME
   Interest                                                     $      1,129,365
                                                                ----------------
                                                                       1,129,365
                                                                ----------------
EXPENSES
   Advisory fees                                                         178,069
   Administration expenses                                                50,877
   Custodian fees and expenses                                             7,961
   Fund accounting fees                                                   24,382
   Professional fees                                                      20,443
   Directors' fees                                                         7,780
   Transfer agent fees                                                    10,646
   Other expenses                                                         10,310
                                                                ----------------
                                                                         310,468
   Reimbursements and waivers                                            (81,522)
                                                                ----------------
                                                                         228,946
                                                                ----------------
NET INVESTMENT INCOME / (LOSS)                                           900,419
                                                                ----------------

REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                                          2,522
   Net change in unrealized appreciation /
      (depreciation) on investments                                           --
                                                                ----------------

NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                                           2,522
                                                                ----------------
NET INCREASE / (DECREASE)
IN NET ASSETS FROM OPERATIONS                                   $        902,941
                                                                ================

TRANSACTIONS WITH AFFILIATES:

         PERCENT OF CURRENT
           NET ASSET VALUE
-------------------------------------
   ADVISORY   ADMINISTRATION  EXPENSE
      FEE          FEE        LIMIT(1)  WAIVER   REIMBURSEMENT
---------------------------------------------------------------
     0.35%        0.10%         0.10%    $ --      $  81,522

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      MONEY MARKET FUND
                                                             -----------------------------------
                                                             FOR THE SIX MONTHS
                                                               ENDED MARCH 31,      YEAR ENDED
                                                                (UNAUDITED)        SEPTEMBER 30,
                                                              ----------------------------------
                                                                     2005            2004
                                                              ----------------------------------
OPERATIONS
   Net investment income / (loss)                                $    900,419    $    808,832
   Net realized gain / (loss) on investments and futures                2,522             592
                                                                 ------------    ------------
                                                                      902,941         809,424
                                                                 ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income                                             (900,419)       (808,832)
   Net realized gain on investments                                    (2,522)           (592)
                                                                 ------------    ------------
                                                                     (902,941)       (809,424)
                                                                 ------------    ------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                                       19,139,658      45,621,857
   Reinvestment of distributions                                      902,636         808,954
   Payments for shares redeemed                                   (22,767,607)    (55,582,910)
                                                                 ------------    ------------
                                                                   (2,725,313)     (9,152,099)
                                                                 ------------    ------------
NET INCREASE / (DECREASE) IN NET ASSETS                            (2,725,313)     (9,152,099)
NET ASSETS
   Beginning of period                                            103,498,861      12,650,960
                                                                 ------------    ------------
   End of period                                                 $100,773,548    $103,498,861
                                                                 ============    ============

FUND SHARE TRANSACTIONS
   Sold                                                            19,139,658      45,621,857
   Reinvestment of distributions                                      902,636         808,954
   Redeemed                                                       (22,767,607)    (55,582,910)
                                                                 ------------    ------------
      Net increase / (decrease) from fund share transactions       (2,725,313)     (9,152,099)
                                                                 ============    ============
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income                                               $    902,941    $    809,424
                                                                 ------------    ------------
                                                                 $    902,941    $    809,424
                                                                 ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2005

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Summit Mutual Funds, Inc. ("Summit Mutual Funds") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Summit Mutual Funds is offered in two series, the Pinnacle Series and the Apex Series. The results of the Apex Series are presented herein. The Class I shares of the Apex Series (the "Series") are offered without sales charge to institutional and retail investors. Effective October 1, 2004, two funds began offering a Class A share, which includes a front-end sales charge (see Note 3). These funds are also offered to insurance company exempt separate accounts, including The Union Central Life Insurance Company (parent company of Summit Investment Partners Inc., the Adviser). The Series' shares are offered in six different funds - Nasdaq-100 Index Fund, Everest Fund, Bond Fund, Short-term Government Fund, High Yield Bond Fund, and Money Market Fund (individually "Fund", collectively "Funds"). The Nasdaq-100 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks as represented by its respective index. The Everest Fund primarily seeks long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. The Bond Fund seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The Short-term Government Fund seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government and its agencies. The High Yield Bond Fund seeks high current income and capital appreciation, secondarily, by investing primarily in high yield, high risk bonds, with intermediate maturities. The Money Market Fund seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The results of the Fund(s) for your investment product are included herein.

On November 8, 2004, the Board of Directors approved a plan of Liquidation for the Total Stakeholder Impact Fund. A majority of shareholders approved the plan on January 14, 2005 and the fund was liquidated.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities held in each Fund, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments maturing in 60 days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount and premium is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. Paydown gains and losses on mortgage and asset-backed securities are presented as interest income.

FEDERAL TAXES - Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including net capital gains (the excess of long-term capital gains over short-term capital losses). Capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Shareholders will be subject to income taxes on these distributions regardless of whether they are paid in cash or reinvested in additional Fund shares. Distributions attributable to the net capital gains of a Fund will be taxable to the shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund shares. Other Fund distributions will generally be taxable as ordinary income. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Fund shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Funds' distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

It is the intent of Summit Mutual Funds to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Accordingly, no provision for federal or state income taxes has been recorded.

DISTRIBUTIONS - Distributions from net investment income in all fixed income Funds, except the Money Market Fund, are generally declared and paid quarterly. Distributions from net investment income of the Money Market Fund are declared daily and paid monthly. Equity Funds generally declare and pay dividends annually. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Fund at the net asset value per share unless you notify Summit Mutual Funds that you elect to receive distributions in cash.

The amounts of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

EXPENSES - Allocable expenses of Summit Mutual Funds are charged to each Fund based on the ratio of the net assets of each Fund to the combined net assets of Summit Mutual Funds. Nonallocable expenses are charged to each Fund based on specific identification.

FOREIGN CURRENCY - Summit Mutual Funds' accounting records are maintained in U.S. dollars. Funds may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. Summit Mutual Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulations of foreign securities markets and the possibility of political and economic instability.

FUTURES CONTRACTS AND FUND SECURITIES LOANED - Certain Funds may enter into futures contracts for hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, that relate to securities in which it may directly invest and indices comprised of such securities may purchase and write call and put options on such contracts. Each eligible Fund may invest up to 20% of its assets in such futures and/or options. The Nasdaq-100 Index and Everest Funds may invest up to 100% of their assets in such futures and/or options until each Fund reaches $50 million in net assets. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When the Funds enter into a futures contract, they are required to deposit, or designate and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms of the contract, the Funds agree to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. The Funds invest in futures as a substitute to investing in the common stock positions in the Index that they intend to match. The potential risk to the Funds is that the change in the value in the underlying securities may not correlate to the value of the contracts.

The Funds (except the Money Market Funds) lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Income from securities lending is included in "Other Income" on the

Statement of Operations. Collateral is maintained at not less than 100% of the current market value of loaned securities. Although the risk of lending is mitigated by the collateral, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. In addition to cash collateral, the Funds may accept noncash collateral consisting of government securities and irrevocable letters of credit from domestically domiciled banks.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - Summit Mutual Funds pays investment advisory fees to Summit Investment Partners, Inc. (the "Adviser"), under terms of an Investment Advisory Agreement (the "Agreement"). Certain officers and directors of the Adviser are affiliated with Summit Mutual Funds. Summit Mutual Funds pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Fund on a daily basis.

SELECTION AND APPROVAL FACTORS - At its November 8, 2004 meeting, the Board of Directors renewed the Adviser's contract and approved the advisory fees at the same level as in the prior year. The following factors, among others, were considered in the Board's decision: (1) The nature, extent and quality of the services provided by the Adviser have been consistent and continue to meet the standards established by the Board; (2) The investment performance of the Funds, when compared to industry rankings and other criteria, in all cases exceeded the 50th percentile; (3) The costs and profitability of the services provided by the Adviser were analyzed, and the Board determined that staff compensation (the largest cost component) was appropriate to maintain continuity in service, and that the Adviser's profitability was in line with industry standards; (4) The Board discussed economies of scale and determined that they have not been achieved and are not expected in the near term because of the relatively small size of the Funds; and (5) Fee levels were determined to be competitive and reflective of current industry and Adviser conditions. The structure and level of fees will be addressed as economies of scale are realized to the benefit of shareholders.

ADMINISTRATION FEES - Summit Mutual Funds pays the Adviser to perform certain administration services. The Fund shall pay the Adviser as full compensation for all facilities and services furnished a fee computed separately for each portfolio of the Fund.

DIRECTORS' FEES - Each director who is not affiliated with the Adviser receives fees from Summit Mutual Funds for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Summit Money Market Fund.

Summit Investment Partners, Inc. is a wholly-owned subsidiary of Union Central. On or about January 28, 2005, the boards of directors of Union Central and The Ameritas Acacia Companies of Lincoln, Nebraska voted to combine at the mutual holding company level. This transaction is subject to appropriate regulatory approval and the approval of the members and policyholders of both insurance companies

NOTE 3 - MULTIPLE CLASSES OF SHARES

The Nasdaq-100 Index and Everest Funds offer a second class of shares (Class A). The Class A shares are subject to a Distribution and Shareholder Service Plan ("12b-1 Plan"), which was approved by the Funds' Board of Directors effective March 1, 2002. The 12b-1 Plan provides that each 12b-1 Plan class shall pay to the Series' Distributor, Carillon Investments, Inc., a fee for payments the Distributor makes to banks, financial planners, retirement plan service providers, broker/dealers and other institutions for distribution assistance and/or shareholder services in connection with the 12b-1 Plan class shares. The fee shall be in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of each 12b-1 Plan class. Since the fee is paid out of the assets or income of the 12b-1 Plan Class on an ongoing basis, over time the fee will increase the cost and reduce the return of an investment.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects, except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required. Income, non-class specific expenses, and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

As of October 1, 2004, the Nasdaq-100 Index and Everest Funds replaced Class F shares with a different class of shares (Class A). The Class A shares are subject to a 12b-1 Plan, as described in Note 3. In addition, Class A shares have a front-end sales load. Additionally effective October 1, 2004, Quasar Distributors, LLC. is the Series' Distributor.

                                         SUMMIT MUTUAL FUNDS, INC. - APEX SERIES
                                                          MANAGEMENT OF THE FUND

                             DIRECTORS AND OFFICERS

INDEPENDENT DIRECTORS

                                                                                        NUMBER OF
                                            TERM OF                                   PORTFOLIOS IN    OTHER
                           POSITION(S)    OFFICE AND                                  FUND COMPLEX   DIRECTORSHIPS
                            WITH THE      LENGTH OF        PRINCIPAL OCCUPATION(S)    OVERSEEN BY    HELD BY
NAME, AGE AND ADDRESS(1)     FUND        TIME SERVED       DURING PAST FIVE YEARS       DIRECTOR     DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Theodore H. Emmerich      Director         Director       Consultant; former Partner,       15     American
(78)                                       since 1987     Ernst & Whinney, Accountants             Financial Group

Yvonne L. Gray            Director         Director       Chief Operating Officer, United   15
(54)                                       since 1999     Way of Greater Cincinnati
                                                          (Social Services Provider);
                                                          prior thereto, Vice President/
                                                          Trust Operations Officer,
                                                          Fifth Third Bank; former Audit
                                                          Manager, Price Waterhouse
                                                          (Accounting Firm)

David C. Phillips         Director         Director       Co-Founder, Cincinnati Works      15     Meridian Bioscience,
(66)                                       since 2001     Inc. (Job Placement); prior              Inc.; Cintas, Inc.
                                                          thereto, Chief Executive
                                                          Officer, Downtown Cincinnati
                                                          Inc. (Economic Revitalization
                                                          of Cincinnati)

Mary W. Sullivan          Director         Director       Attorney, Peck, Shaffer &         15     Franklin Savings and
(48)                                       since 2001     Williams LLP (Law Firm)                  Loan Co.; First
                                                                                                   Franklin Corporation

INTERESTED DIRECTORS AND OFFICERS

                                                                                        NUMBER OF
                                           TERM OF                                   PORTFOLIOS IN   OTHER
                          POSITION(S)    OFFICE AND                                   FUND COMPLEX   DIRECTORSHIPS
                           WITH THE       LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY   HELD BY
NAME, AGE AND ADDRESS(1)     FUND        TIME SERVED      DURING PAST FIVE YEARS         DIRECTOR    DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Steven R. Sutermeister*   Director,        Director       Senior Vice President, Union      15     Carillon
Investments,
(51)                      President and    since 1999     Central; President and Chief             Inc.; Summit
                          Chief Executive                 Executive Officer, Adviser.              Investment Partners,
                          Officer                                                                  Inc.; Union Central
                                                                                                   Mortgage Funding,
                                                                                                   Inc.

John F. Labmeier          Vice President   Officer since  Vice President, Associate         NA     NA
1876 Waycross Rd.         and Secretary    1990           General Counsel and Assistant
(56)                                                      Secretary, Union Central; Vice
                                                          President and Secretary,
                                                          Carillon Investments, Inc.;
                                                          Secretary, Adviser

Thomas G. Knipper         Vice President,  Officer since  Treasurer, Adviser                NA     NA
(47)                      Controller and   1995
                          Chief
                          Compliance
                          Officer

John M. Lucas             Assistant        Officer since  Second Vice President, Counsel    NA     NA
1876 Waycross Rd.         Secretary        1990           and Assistant Secretary, Union
Cincinnati, OH 45240                                      Central
(54)

----------
(1) Except as otherwise indicated, the business of each listed person is 312 Elm St., Ste. 1212, Cincinnati, OH 45202
* Mr. Sutermeister may be considered to be an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) because of his affiliation with the Adviser.

The Summit Pinnacle Series is distributed to insurance company's separate accounts available in variable annuity and variable universal life insurance products. The Pinnacle Series consists of the following Portfolios:

      EQUITY INDEX ACCOUNTS
      S&P 500 Index Portfolio
      S&P MidCap 400 Index Portfolio
      Russell 2000 Small Cap Index Portfolio
      Nasdaq-100 Index Portfolio
      EAFE International Index Portfolio

      FIXED INCOME & BALANCED INDEX ACCOUNT
      Balanced Index Portfolio
      Lehman Aggregate Bond Index Portfolio

      MANAGED ACCOUNTS
      Zenith Portfolio
      Bond Portfolio

The Summit Apex Series is a family of Mutual Funds intended for institutional and retail accounts. For more complete information about the Summit Mutual Funds' Apex Series, including charges and expenses, call 888-259-7565 for a prospectus. Please read it carefully before you invest or send money. Summit Apex Series is distributed by Quasar Distributors, LLC. Milwaukee, Wisconsin Member SIPC. The Apex Series consists of the following Funds:

      EQUITY INDEX ACCOUNTS
      Nasdaq-100 Index Fund

      MANAGED ACCOUNTS
      Everest Fund
      Bond Fund
      Short-term Government Fund
      High Yield Bond Fund

      STABLE VALUE ACCOUNT
      Money Market Fund

Please visit our Website at www.summitfunds.com to learn more about the Summit Mutual Funds.


[SUMMIT MUTUAL FUNDS LOGO]


SMFI 573APEX 05/05

ITEM 2.  CODE OF ETHICS
Not applicable for semiannual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable for semiannual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable for semiannual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable for semiannual report.

ITEM 6.  SCHEDULE OF INVESTMENTS
Included in Report to Shareholders (ITEM 1).

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         COMPANY AND AFFILIATED PURCHASERS
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The following discloses the procedures by which shareholders may recommend nominees to the board of directors, as set forth in the Nominating Committee Charter (adopted as of November 8, 2004):

"4.While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Committee's consideration, recommendations regarding potential nominees for service on the Boards. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

   (a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

       (i) The nominee must satisfy all qualifications provided herein and in the Funds' organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.
      (ii) The nominee may not be the nominating shareholder,
           a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)
     (iii) Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in
           a nominating shareholder group.
      (iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.
       (v) The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member
           of the nominating shareholder group.
      (vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person
           of such holder or member as defined by Section 2(a)(19) of the 1940 Act).
     (vii) A shareholder or shareholder group may not submit
           for consideration a nominee which has previously
           been considered by the Committee.
---------
(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.


   (b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

       (i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.
      (ii) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote;
           (b) shared power to vote or direct the vote;
           (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

   (c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds' Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

       (i) the shareholder's contact information;
      (ii) the nominee's contact information and the number of applicable Fund shares owned by the proposed nominee;
     (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act; and
      (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund's proxy statement, if so designated by the Committee and the Fund's Board.

The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration."

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's President and Treasurer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) Certifications as required by Rule 30a-2(a) under the Act filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
                                SUMMIT MUTUAL FUNDS, INC.

Date: May 25 2005               Steven R. Sutermeister
      --------------     By: -------------------------------
                             Steven R. Sutermeister,
                             President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven R. Sutermeister            /s/   Thomas G. Knipper
    ----------------------------          --------------------------
Steven R. Sutermeister                  Thomas G. Knipper
President and Chief Executive Officer   Vice President, Controller
                                        and Chief Compliance Officer

Date: May 25, 2005                    Date: May 25, 2005
    -----------------                      -------------------